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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 as amended

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FAIRPOINT COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

FairPoint Communications, Inc. 521 East Morehead Street, Suite 250 Charlotte, NC 28202 (704) 344-8150
April 28, 2008

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of FairPoint Communications, Inc. to be held at 9:00 a.m., EDT, on Wednesday, June 18, 2008, at the Hilton Charlotte Center City, 222 East 3rd Street, Charlotte, North Carolina 28202. The formal notice of annual meeting appears on the next page.
In addition to the formal items of business to be brought before the meeting, I will be pleased to report on the activities of the past year and items of interest about FairPoint.

We look forward to greeting personally those stockholders who are able to be present at the meeting. However, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to complete your proxy, which can be submitted by Internet, telephone or mail, promptly.
Very truly yours,

Eugene B. Johnson Chairman of the Board of Directors and Chief Executive Officer

FAIRPOINT COMMUNICATIONS, INC.
521 East Morehead Street, Suite 250
Charlotte, North Carolina 28202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on June 18, 2008

TO THE STOCKHOLDERS:

You are cordially invited to attend the annual meeting of stockholders of FairPoint Communications, Inc., a Delaware corporation, which will be held at the Hilton Charlotte Center City, 222 East 3rd Street, Charlotte, North Carolina 28202, on Wednesday, June 18, 2008, at 9:00 a.m., EDT, for the following purposes:

  1.  To elect three directors to the board of directors to serve as class III directors whose term will expire in 2011. The following persons have been nominated:

    •
    Claude C. Lilly

    •
    Robert S. Lilien

    •
    Thomas F. Gilbane, Jr.;

  2.  To ratify the appointment of Ernst &Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008;

  3.  To approve the FairPoint Communications, Inc. 2008 Long Term Incentive Plan;

  4.  To approve the FairPoint Communications, Inc. 2008 Annual Incentive Plan; and

  5.  To transact any other business properly brought before the meeting or any adjournment or postponement of the meeting.

The board of directors recommends that you vote FOR ALL of the above referenced proposals.

You can vote your shares of common stock if our records show that you were the owner of the shares as of the close of business on April 25, 2008, the record date for the annual meeting.

Whether or not you plan to attend, please complete a proxy promptly—by Internet, telephone or mail, as instructed on the proxy card—so that your shares may be represented and voted at the annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on June 18, 2008. Under new Securities and Exchange Commission rules, you are also receiving this notice to inform you that certain proxy materials for the annual meeting of stockholders of FairPoint Communications, Inc., including FairPoint's 2008 proxy statement and FairPoint's annual report for the year ended December 31, 2007, which we refer to collectively as the proxy materials, can be accessed on the Internet. The proxy materials are available at http://bnymellon.mobular.net/bnymellon/frp.

                      By Order of the Board of Directors,

                      Shirley J. Linn
                       Executive Vice President,
                      General Counsel and Secretary

April 28, 2008

i

(Continued)

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	33
CONSTRUCTION SERVICES	33
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	33
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	34
PROPOSAL 1: ELECTION OF DIRECTORS	37
NOMINEES FOR ELECTION AS DIRECTORS	37
VOTE REQUIRED; RECOMMENDATION	37
PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38
VOTE REQUIRED; RECOMMENDATION	39
PRINCIPAL ACCOUNTING FEE INFORMATION	40
PROPOSAL 3: APPROVAL OF THE FAIRPOINT COMMUNICATIONS, INC. 2008 LONG TERM INCENTIVE PLAN	42
ADMINISTRATION	42
ELIGIBILITY	42
TYPES OF AWARDS AVAILABLE UNDER THE LONG TERM INCENTIVE PLAN	43
PERFORMANCE MEASURES	43
RECOUPMENT OF AWARDS	44
DEFERRAL OF STOCK AWARDS	44
TRANSFERABILITY	44
SHARE AUTHORIZATION	44
AMENDMENT AND TERMINATION	45
ACCELERATION OF AWARDS	45
FEDERAL INCOME TAX CONSEQUENCES	45
BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS	47
VOTE REQUIRED; RECOMMENDATION	48
PROPOSAL 4: APPROVAL OF THE FAIRPOINT COMMUNICATIONS, INC. 2008 ANNUAL INCENTIVE PLAN	49
ADMINISTRATION	49
ELIGIBILITY	49
PERFORMANCE GOALS	50
PAYMENT OF AWARDS	50
RECOUPMENT OF AWARDS	50
AMENDMENT AND TERMINATION	50
FEDERAL INCOME TAX CONSEQUENCES	50
VOTE REQUIRED; RECOMMENDATION	51
STOCKHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT	52
ANNUAL REPORT	52
OTHER BUSINESS	52
APPENDIX A: FAIRPOINT COMMUNICATIONS, INC. 2008 LONG TERM INCENTIVE PLAN	A-1
APPENDIX B: FAIRPOINT COMMUNICATIONS, INC. 2008 ANNUAL INCENTIVE PLAN	B-1

ii

FAIRPOINT COMMUNICATIONS, INC.
521 East Morehead Street, Suite 250
Charlotte, North Carolina 28202

PROXY STATEMENT

Annual Meeting of Stockholders
to be held on June 18, 2008

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

This proxy statement is furnished in connection with the solicitation by the board of directors of FairPoint Communications, Inc. of proxies to be voted at the annual meeting of stockholders on June 18, 2008. We expect to either mail or provide notice and electronic delivery of this proxy statement and the enclosed proxy to stockholders on or about May 5, 2008.

The principal executive offices of FairPoint Communications, Inc., a Delaware corporation, are located at 521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202, and our telephone number is (704) 344-8150.

The term "FairPoint" (as well as the words "we," "us" and "our") refers to FairPoint Communications, Inc. excluding its subsidiaries and the term the "Company" refers to FairPoint and its subsidiaries. References to "you" or "your" refer to FairPoint's stockholders.

In this section of the proxy statement, we answer some common questions regarding the annual stockholders meeting and the voting of shares of common stock at the annual meeting.

Where and when will the annual meeting be held?

The date, time and place of the annual meeting are: June 18, 2008 at 9:00 a.m., EDT, at the Hilton Charlotte Center City, 222 East 3rd Street, Charlotte, North Carolina 28202.

Why has this proxy statement been delivered?

This proxy statement was prepared under the direction of our board of directors to solicit your proxy for voting at our annual meeting. We delivered this proxy statement and the proxy card because our board of directors is asking for your proxy to vote your shares at the annual meeting. We have summarized information in this proxy statement that you should consider in deciding how to vote at the meeting. But you do not have to attend in order to vote your shares. Instead, you may vote your shares by Internet, telephone or mail, as instructed on the proxy card.

What can I vote on at the meeting?

There are four matters scheduled to be voted on at the annual meeting:

(1)
The election of three class III directors to our board of directors to hold office until the annual meeting of stockholders in 2011 and until their successors are elected and qualified;

(2)
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2008;

(3)
The approval of the FairPoint Communications, Inc. 2008 Long Term Incentive Plan; and

(4)
The approval of the FairPoint Communications, Inc. 2008 Annual Incentive Plan.

How does the board of directors recommend that I vote?

The board of directors recommends that you vote your shares "FOR" each of the nominees to the board of directors, "FOR" the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2008, "FOR" the approval of the FairPoint Communications, Inc. 2008 Long Term Incentive Plan and "FOR" the approval of the FairPoint Communications, Inc. 2008 Annual Incentive Plan.

Who can vote?

You can vote your shares of common stock if our records show that you were the owner of the shares as of the close of business on April 25, 2008, the record date for determining the stockholders who are entitled to vote at the annual meeting. As of the close of business on April 25, 2008, there were a total of 89,020,957 shares of our common stock outstanding and entitled to vote at the annual meeting. You get one vote for each share of common stock that you own. Holders of shares of common stock do not have cumulative voting rights.

How are votes counted?

We will hold the annual meeting if stockholders representing the required quorum of shares of common stock entitled to vote either sign and return their proxy card by mail, deliver their proxy via the Internet at the website provided herein and on the proxy card, deliver their proxy via the toll free number provided herein or on the proxy card or attend the annual meeting. One third of the shares of common stock entitled to vote at the annual meeting present in person or by proxy will constitute a quorum. If you submit a proxy, whether by Internet, telephone or mail, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated on the proxy card.

What is the required vote for approval?

The election of each of our nominees for director requires a plurality of the votes cast at the annual meeting. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, the approval of the FairPoint Communications, Inc. 2008 Long Term Incentive Plan and the approval of the FairPoint Communications, Inc. 2008 Annual Incentive Plan each requires the affirmative vote of a majority of the votes cast at the annual meeting on such matter.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes (which occur under New York Stock Exchange rules when a broker or nominee that is a member of the New York Stock Exchange is not permitted to vote on a matter without instructions from the beneficial owner of the shares and no instruction is given) are counted as present and entitled to vote for purposes of determining whether we have a quorum.

Your abstention will have no effect on the voting for the election of directors. Your abstention will be counted as a vote AGAINST the approval of the ratification of Ernst & Young LLP as our independent registered public accounting firm, the approval of the FairPoint Communications, Inc. 2008 Long Term Incentive Plan and the approval of the FairPoint Communications, Inc. 2008 Annual Incentive Plan.

Broker non-votes will have no effect on the election of directors and the ratification of Ernst & Young LLP as these are considered "routine" matters under the New York Stock Exchange rules and, therefore, brokerage firms and nominees that are members of the New York Stock Exchange have the authority under the New York Stock Exchange rules to vote their customers' unvoted shares on these matters.

The approval of the FairPoint Communications, Inc. 2008 Long Term Incentive Plan and the approval of the FairPoint Communications, Inc. 2008 Annual Incentive Plan are not considered "routine" matters under the New York Stock Exchange rules and, therefore, a broker non-vote is treated as present, but not as entitled to vote.

How do I vote?

Stockholders of record may vote in person by attending the annual meeting or before the annual meeting as set forth below. Your vote is very important, so whether you plan to attend the annual meeting or not, we encourage you to vote before the annual meeting in one of the following ways if possible:

•
visiting the website shown on the proxy materials to submit a proxy via the Internet;

•
calling the toll-free number shown on the proxy materials to submit a proxy via the telephone; or

•
completing, signing, dating and returning a proxy card by mail.

How do I vote by proxy?

Follow the instructions on the proxy card to vote on the matters to be considered at the annual meeting. The individuals named and designated as proxies in the proxy card will vote your shares as you instruct. If you do not make a selection when you return the proxy card or when calling the toll-free number shown on the proxy card or when visiting the website shown on the proxy card, your proxy will be voted as recommended by the board of directors.

What if other matters come up at the annual meeting?

The only matters we now know of that will be voted on at the annual meeting are the proposals we have described in this proxy statement: the proposal to elect directors, the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2008, the proposal to approve the FairPoint Communications, Inc. 2008 Long Term Incentive Plan and the proposal to approve the FairPoint Communications, Inc. 2008 Annual Incentive Plan. If other matters are properly presented at the meeting, the designated proxies will vote your shares in their discretion.

Can I change my vote after I return my proxy card?

Yes. At any time before the vote on a proposal, you can change your vote in any of the following ways:

•
by sending a written notice to the corporate secretary of FairPoint that is received prior to the annual meeting stating that the stockholder revokes its proxy;

•
by properly completing, signing and dating a new proxy card bearing a later date and properly submitting it so that it is received prior to the annual meeting;

•
by visiting the website shown on the proxy materials in the same manner that the stockholder would to submit its proxy via the Internet or by calling the toll-free number shown on the proxy card; or

•
by attending the annual meeting and voting your shares.

A stockholder whose shares are held in "street name" by its broker and who has directed that person to vote its shares should instruct that person in order to change its vote.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the New York Stock Exchange rules to cast votes on certain "routine" matters if they do not receive instructions from their customers. The election of directors and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm are considered "routine" matters for which brokerage firms may vote unvoted shares. The approval of the FairPoint Communications, Inc. 2008 Long Term Incentive Plan and the approval of the FairPoint Communications, Inc. 2008 Annual Incentive Plan are not considered "routine" matters under the New York Stock Exchange rules and, therefore, a broker non-vote is treated as present, but not as entitled to vote.

What do I do if my shares are held in "street name"?

If your shares are held in the name of your broker, a bank or other nominee, that party will give you instructions for voting your shares.

What do I do if I receive duplicate proxy statements and cards?

You may receive more than one proxy statement, proxy card or annual report. This duplication will occur if you have shares registered in different names or your shares are in more than one type of account maintained by BNY Mellon Shareowner Services, our transfer agent. To have all your shares voted, please sign, date and return all proxy cards.

Who will count the votes?

BNY Mellon Shareowner Services, our transfer agent, will count the votes and will serve as the inspector of election.

Who will conduct this proxy solicitation and who pays for this proxy solicitation?

We have retained Morrow & Co., Inc. to assist in the solicitation of proxies. Morrow & Co., Inc. may solicit proxies by telephone, facsimile, other forms of electronic transmission and by mail. It is anticipated that the fee for those services will not exceed $13,000 plus reimbursement for customary out-of-pocket expenses. We will pay such fee and expenses. In addition, proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, facsimile, electronic transmission and by mail. None of these persons will receive any extra compensation for doing this.

In addition, we will request that brokerage houses, banks and other custodians or nominees holding shares in their names for others forward proxy materials to their customers or principals who are the beneficial owners of shares and we will reimburse them for their expenses in doing so.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

Our board of directors currently consists of nine directors. One of our directors, Eugene B. Johnson, served on our board of directors prior to our initial public offering in February 2005. Three of our directors, Patricia Garrison-Corbin, David L. Hauser and Claude C. Lilly, were appointed as directors in connection with our initial public offering. Robert S. Lilien was appointed as a director by our board of directors in December 2005 to fill a vacancy which existed on our board of directors since our initial public offering. Pursuant to the agreement and plan of merger, which we refer to as the merger agreement, by and among FairPoint, Verizon Communications Inc., which we refer to as Verizon, and Northern New England Spinco Inc., which we refer to as Spinco, as amended, pursuant to which Spinco merged with and into FairPoint, which we refer to as the merger, Verizon was entitled to designate four individuals to serve on our board of directors. Jane E. Newman was designated by Verizon and appointed as a director by our board of directors in August 2007, filling one of the vacancies which existed on our board of directors since Frank K. Bynum, Jr. and Kent R. Weldon resigned as directors in January 2007. Effective March 31, 2008, our board of directors was increased from seven to nine members. Thomas F. Gilbane, Jr., Robert A. Kennedy and Michael R. Tuttle were designated by Verizon and appointed as directors by our board of directors effective as of March 31, 2008, filling the remaining vacancy which existed on our board of directors since Frank K. Bynum, Jr. and Kent R. Weldon resigned as directors in January 2007 and filling the two new positions created upon the increase of the size of our board of directors. Verizon has no further rights to designate individuals to serve on our board of directors.

Our directors are divided into three classes having staggered three-year terms, so that the term of one class expires at each annual meeting of stockholders. The classes are currently comprised as follows:

  •
  Class I directors.  Patricia Garrison-Corbin, Eugene B. Johnson and Robert A. Kennedy are class I directors whose terms will expire at the annual meeting of stockholders held in 2009;

  •
  Class II directors.  David L. Hauser, Jane E. Newman and Michael R. Tuttle are class II directors whose terms will expire at the annual meeting of stockholders held in 2010; and

  •
  Class III directors.  Claude C. Lilly, Robert S. Lilien and Thomas F. Gilbane, Jr. are class III directors whose terms are expiring at the annual meeting.

Director Independence

The board of directors considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. Our board of directors has determined that, other than Eugene B. Johnson, all of our directors are independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange, and accordingly are independent directors with no material relationship to the Company other than being a director or stockholder of FairPoint. Therefore, upon the election of all nominees, we will meet the New York Stock Exchange requirement that a majority of our board of directors be comprised of independent directors.

Directors

The following sets forth selected biographical information for our directors.

Nominees for Class III Directors with Terms Expiring at this Annual Meeting

Claude C. Lilly—Dr. Lilly, age 61, was appointed as a director of FairPoint in February 2005. Dr. Lilly is currently serving as Dean of the College of Business and Behavioral Science at Clemson University. Previously, Dr. Lilly served as Dean and James J. Harris Chair of Risk Management and Insurance in The Belk College of Business Administration at The University of North Carolina at Charlotte, where he was employed for over nine years from July 1997 to June 2007. Dr. Lilly has served as Assistant

Deputy Insurance Commissioner for the State of Georgia and as a director of several corporations. During 2006, Dr. Lilly served on the audit committee of the board of directors of TIAA CREF Trust Company FSB. He currently serves on the board of pensions and the audit committee of the Presbyterian Church (USA) and is the Chair of the Federal Reserve Board of the Charlotte Federal Reserve Branch. Mr. Lilly holds the Chartered Property Casualty Underwriters and Chartered Life Underwriter designations and is a member of numerous professional associations.

Robert S. Lilien—Mr. Lilien, age 60, was appointed as a director of FairPoint in December 2005. Mr. Lilien is currently a partner in the law firm of Robinson, Bradshaw & Hinson, P.A., located in Charlotte, North Carolina, where he has worked since April 2002, and is also the managing member of Trilogy Capital Partners, LLC, a captive private equity fund with equity provided by a single family group, where he has also worked since April 2002. From 1993 to 2002, he held various positions at Duke Energy Corporation, including Senior Vice President-Duke Ventures for Duke Energy Corporation, Chairman and Chief Executive Officer of Crescent Resources, LLC, Chairman of DukeNet Communications, Inc. and Chairman of Duke Capital Partners, LLC.

Thomas F. Gilbane Jr.—Mr. Gilbane, age 60, was appointed as a director of FairPoint in March 2008. Mr. Gilbane has served as the Chairman and Chief Executive Officer of Gilbane Building Company, one of the nation's largest general contractors and construction managers, since January 2004. Mr. Gilbane also currently serves as the Vice President and as a director and audit committee member of Gilbane Inc., the parent company of Gilbane Building Company and Gilbane Development Company, and as a director of both Gilbane Building Company and Gilbane Development Company. Prior to assuming his current role, Mr. Gilbane served as President and Chief Operating Officer of Gilbane Building Company from 1997 to January 2004. The Company hired the Gilbane Building Company to construct a new data center in Manchester, New Hampshire. See "Certain Relationships and Related Party Transactions—Construction Services."

Continuing Class I Directors with Terms Expiring in 2009.

Eugene B. Johnson—Mr. Johnson, age 60, has served as our Chairman since January 1, 2003 and as our Chief Executive Officer since January 1, 2002. Prior to his current responsibilities, Mr. Johnson was our Chief Development Officer from May 1993 to December 2002 and Vice Chairman from August 1998 to December 2002. Mr. Johnson is a founder and has been a director of our Company since 1991. Mr. Johnson is also on the board of trustees of the University of North Carolina at Charlotte and is on the board of directors of the Foundation of the University of North Carolina at Charlotte, Inc. and the United States Telecom Association. In addition, Mr. Johnson is active in various civic and charitable organizations.

Patricia Garrison-Corbin—Ms. Corbin, age 60, was appointed as a director of FairPoint in February 2005. Ms. Corbin has served as President of P.G. Corbin & Company, Inc., Financial Advisory Services, Municipal Finance, since 1986, Chairperson of the board of directors and Chief Executive Officer of P.G. Corbin Group, Inc., Investment and Financial Advisory Services, since 1996, and President and Chief Information Officer of P.G. Corbin Asset Management, Inc., Fixed Income Investment Management, since 1987. In addition, Ms. Corbin has served as Chairperson of the board of directors and Chief Executive Officer of Delancey Capital Group, LP, Equity Management, since 1996. Ms. Corbin currently sits on the board of directors of the Erie Insurance Group, where she serves as the chair of the nominating and governance committee and as a member of the investment committee. Ms. Corbin is also active in many professional, civic and philanthropic organizations.

Robert A. Kennedy—Mr. Kennedy, age 61, was appointed as a director of FairPoint in March 2008. Mr. Kennedy has served as the President of the University of Maine, Orono, since April 2005. Prior to his current responsibilities, Mr. Kennedy served as the Interim President of the University of Maine, Orono, from August 2004 to April 2005. From August 2000 until August 2004, Mr. Kennedy served as Executive Vice President and Provost of the University of Maine, Orono.

Continuing Class II Directors with Terms Expiring in 2010.

David L. Hauser—Mr. Hauser, age 56, was appointed as a director of FairPoint in February 2005. He is currently the Group Executive and Chief Financial Officer of Duke Energy Corporation, where he has been employed for 34 years. Mr. Hauser is a certified public accountant and a certified purchasing manager. Mr. Hauser is on the Board of Directors of Charlotte's Blumenthal Center for the Performing Arts and is past chair of the University of North Carolina at Charlotte Business School Advisory Board. He is also a past board member of the North Carolina Zoological Society and a member of the North Carolina Association of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Hauser also serves as a director of Enpro Industries, Inc.

Jane E. Newman—Ms. Newman, age 62, was appointed as a director of FairPoint in August 2007 and as FairPoint's lead director in October 2007. Ms. Newman previously served as the Interim President of the University of New Hampshire in Durham, New Hampshire from 2006 to June 2007. Prior to assuming this role, Ms. Newman served as the Executive Dean of the John F. Kennedy School of Government at Harvard University, beginning in 2000. Ms. Newman's academic positions also include engagements at the University of New Hampshire as Interim Dean of the Whittemore School of Business and Economics from 1998 to 1999, Dean of Students from 1972 to 1978 and Assistant Dean of Students from 1969 to 1972. She was also previously employed in various capacities by the Exeter Trust Company and Coastal Broadcasting Corporation, and served as a Senior Aide to the President of the United States. Ms. Newman is a director of the Citizens Advisors, the Lumina Foundation and the New Hampshire Charitable Foundation. She is also a member of the LPGA Commissioner's Advisory Council, a member of the Economics Club of New York and is the former Chairman of the United States Naval Academy Board of Visitors.

Michael R. Tuttle—Mr. Tuttle, age 53, was appointed as a director of FairPoint in March 2008. Mr. Tuttle has served as the President and Chief Executive Officer of Merchants Bank, a commercial bank with headquarters in Burlington, Vermont, since January 2006. Prior to assuming his current responsibilities, Mr. Tuttle served as Chief Operating Officer and Senior Lender of Merchants Bank from 1997 through 2005. He also serves as a director of Merchants Bancshares.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a compensation committee and a corporate governance committee.

Audit Committee

Our audit committee for fiscal 2007 consisted of Patricia Garrison-Corbin, David L. Hauser, Robert S. Lilien, Claude C. Lilly and Jane E. Newman (who joined our audit committee in August 2007), and met six times during 2007. On March 31, 2008, our audit committee was re-constituted to consist of David L. Hauser, Robert A. Kennedy, Robert S. Lilien and Claude C. Lilly. Claude C. Lilly is the chair of our audit committee. All audit committee members meet the independence criteria set forth in the listing standards of the New York Stock Exchange and the applicable provisions of the Securities Exchange Act of 1934. Mr. Hauser is qualified as an audit committee financial expert within the meaning of item 407(d)(5)(ii) of Regulation S-K under the Securities Exchange Act of 1934 and our board of directors has determined that he has the accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. The Securities and Exchange Commission has determined that the audit committee financial expert designation does not impose on the person with that designation any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the audit committee of the board of directors in the absence of such designation.

Among other functions, the principal duties and responsibilities of our audit committee are to select and appoint our independent registered public accounting firm, oversee the quality and integrity of our financial reporting and the audit of our financial statements by our independent registered public accounting firm and, in fulfilling its obligations, our audit committee reviews with our management and independent registered public accounting firm the scope and results of the annual audit, our accounting firm's independence and our accounting policies.

The audit committee is required to report regularly to our board of directors to discuss any issues that arise with respect to the quality or integrity of our financial statements, our compliance with legal or regulatory requirements, the performance and independence of our independent registered public accounting firm, and the performance of the internal audit function.

A copy of our audit committee charter can be found on our website at www.fairpoint.com on the "Investors" page, under the "Corporate Governance" caption. In addition, a copy of our audit committee charter is available free of charge upon request directed to our secretary at: Secretary, FairPoint Communications, Inc., 521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202.

Compensation Committee

Our compensation committee for fiscal 2007 consisted of Patricia Garrison-Corbin, David L. Hauser, Robert S. Lilien, Claude C. Lilly and Jane E. Newman (who joined our compensation committee in August 2007), and met four times during 2007. On March 31, 2008, our compensation committee was re-constituted to consist of Thomas F. Gilbane, Jr., David L. Hauser and Jane E. Newman. David L. Hauser is the chair of our compensation committee. All compensation committee members meet the independence criteria set forth in the listing standards of the New York Stock Exchange. Among other functions, our compensation committee oversees the compensation of our Chief Executive Officer and other executive officers, including plans and programs relating to cash compensation, incentive compensation, equity based awards and other benefits and perquisites and administers any such plans or programs as required by the terms thereof.

A copy of our compensation committee charter can be found on our website at www.fairpoint.com on the "Investors" page, under the "Corporate Governance" caption. In addition, a copy of our compensation committee charter is available free of charge upon request directed to our secretary at: Secretary, FairPoint Communications, Inc., 521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202.

Compensation Committee Interlocks and Insider Participation

During 2007, decisions on various elements of executive compensation were made by our compensation committee. No officer, employee or former officer of the Company served as a member of our compensation committee during 2007. No committee member had any interlocking relationships requiring disclosure under applicable rules and regulations.

For a description of certain relationships and transactions between us and members of our board of directors or their affiliates, see "Certain Relationships and Related Party Transactions."

Corporate Governance Committee

Our corporate governance committee for fiscal 2007 consisted of Patricia Garrison-Corbin, David L. Hauser, Robert S. Lilien, Claude C. Lilly and Jane E. Newman (who joined our corporate governance committee in August 2007), and met two times during 2007. On March 31, 2008, our corporate governance committee was re-constituted to consist of Patricia Garrison-Corbin, Claude C. Lilly, Jane E. Newman and Michael R. Tuttle. Patricia Garrison-Corbin is the chair of our corporate governance committee. All corporate governance committee members meet the independence criteria set forth in the listing standards of the New York Stock Exchange. Among other functions, the principal duties and responsibilities of our corporate governance committee are to identify qualified individuals to become board members, recommend to our board of directors individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develop and recommend to our board of directors our corporate governance guidelines.

A copy of our corporate governance committee charter can be found on our website at www.fairpoint.com on the "Investors" page, under the "Corporate Governance" caption. In addition, a copy of our corporate governance committee charter is available free of charge upon request directed to our secretary at: Secretary, FairPoint Communications, Inc., 521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202.

Attendance of Directors

During 2007, the board of directors held eight meetings. Each director attended at least 75% of the aggregate of the total number of meetings held by the board of directors and the total number of meetings held by all committees of the board of directors on which he or she served, which meetings were held when he or she was a director.

Corporate Governance

Code of Business Conduct and Ethics.    We have adopted a code of business conduct and ethics that applies to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. This code of business conduct and ethics is designed to comply with the Securities and Exchange Commission regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is posted on our corporate website at www.fairpoint.com on the "Investors" page, under the "Corporate Governance" caption. A copy of our code of business conduct and ethics is available free of charge upon request directed to our secretary at: Secretary, FairPoint Communications, Inc., 521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202.

Code of Ethics for Financial Professionals.    We have also adopted a code of ethics for financial professionals as required by the Securities and Exchange Commission under Section 406 of the Sarbanes-Oxley Act. This sets forth written standards that are designed to deter wrongdoing and to promote honest and ethical conduct by our senior financial officers, including our Chief Executive Officer, and is a supplement to our code of business conduct and ethics. In addition to applying to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Treasurer and regional controllers, this code applies to all of the other persons employed by us who have significant responsibility for preparing or overseeing the preparation of our financial statements and the other financial data included in our periodic reports to the Securities and Exchange Commission and in other public communications made by us that are designated from time to time by our Chief Financial Officer as senior financial professionals. Our code of ethics for financial professionals is posted on our corporate website at www.fairpoint.com on the "Investors" page, under the "Corporate Governance" caption.

Corporate Governance Guidelines:    We have also adopted corporate governance guidelines to advance the functioning of our board of directors and its committees and to set forth our board of directors' expectations as to how it should perform its functions. Our corporate governance guidelines are posted on our corporate website at www.fairpoint.com on the "Investors" page, under the "Corporate Governance" caption. A copy of our corporate governance guidelines is available free of charge upon request directed to our secretary at: Secretary, FairPoint Communications, Inc. 521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202.

Policies Relating to our Board of Directors

Nomination and Selection of Directors

Our corporate governance committee identifies and evaluates potential director candidates in a variety of ways. Recommendations may come from current members of our board of directors, professional search firms, members of management, stockholders or other persons. In assessing the qualifications of potential nominees, the corporate governance committee may rely on personal interviews or discussions with the candidate and others familiar with the candidate's professional background, on third-party background and reference checks and on such other due diligence information as reasonably available. The corporate governance committee must be satisfied that the candidate possesses the highest professional and personal ethics and values and has broad experience at the policy-making level in business, government, education or public interest before the corporate governance committee would recommend a candidate as a nominee to our board of directors.

Pursuant to the merger agreement, Verizon was entitled to designate four individuals to serve on our board of directors. These individuals were designated and appointed to our board of directors on August 22, 2007 and March 31, 2008, after appropriate review by the corporate governance committee. Verizon has no further rights to designate individuals to serve on our board of directors.

Communications with Board of Directors

Our board of directors has adopted policies with respect to the consideration of candidates recommended by stockholders for election as well as for director and stockholder communications with the board of directors.

Stockholders may recommend nominees for consideration by the corporate governance committee by submitting the names and the following supporting information to our secretary at: Secretary, Stockholder Nominations, FairPoint Communications, Inc., 521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202. The submissions should include a current resume of the candidate and a statement describing the candidate's qualifications and contact information for the candidate. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the nominee.

Stockholders and other interested parties may communicate directly with our board of directors or the non-management directors. All communications should be in writing and should be directed to our secretary at: Secretary, Stockholder Communications, FairPoint Communications, Inc., 521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202. The sender should indicate in the address whether it is intended for the entire board of directors, the non-management directors as a group or an individual director. Each communication intended for the board of directors or non-management directors received by the secretary will be forwarded to the intended recipients in accordance with the submitted instructions.

The full text of the stockholder nominations and communications policy is available on our corporate website at www.fairpoint.com on the "Investors" page, under the "Corporate Governance" caption.

Lead Director and Private Sessions

The non-management directors regularly meet in private session without our Chairman and Chief Executive Officer. Our lead director presides at these non-management executive sessions. Claude C. Lilly served as our lead director until October 2007. Jane E. Newman was appointed our lead director in October 2007.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite and encourage all directors to attend.

AUDIT COMMITTEE REPORT*

  *  The material in this report is not "soliciting material," is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The audit committee of the board of directors currently has four members, Claude C. Lilly, David L. Hauser, Robert S. Lilien and Robert A. Kennedy. As of the date of this proxy statement, each audit committee member meets the independence criteria and has the qualifications set forth in the listing standards of the New York Stock Exchange and the applicable provisions of the Securities Exchange Act of 1934. The audit committee, among other things, oversees the Company's financial reporting process and system of internal controls on behalf of the board of directors, as well as overseeing the qualifications, independence and performance of our external and internal auditors. The audit committee also has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent registered public accounting firm. The audit committee's aggregate responsibilities are described in a written charter that was adopted by the board of directors. The charter of the audit committee is available on the Company's website at www.fairpoint.com.

The audit committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2007 with the Company's management. The audit committee has discussed with KPMG LLP, the Company's independent registered public accounting firm for 2007, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees. The audit committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG LLP the independence of KPMG LLP. The audit committee also reviewed, among other things, the audit and permissible non-audit services performed by, and the amount of fees paid for such services to, KPMG LLP, as well as the compatibility of any such non-audit services with regard to KPMG LLP's independence. The audit committee meetings include, whenever appropriate, executive sessions with our independent registered public accounting firm without the presence of our management.

Management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls and disclosure controls. In undertaking its oversight function, the audit committee relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in their report on our financial statements. The audit committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external or internal audits, whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or on the effectiveness of the system of internal control.

Based on the audit committee's review, discussions with management and discussions with KPMG LLP, all as described above, the audit committee recommended to the board of directors, and the board of directors approved, the inclusion of the Company's audited financial statements for the year ended December 31, 2007 in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission. The audit committee also has approved, subject to our stockholders' approval, the appointment of Ernst & Young LLP as the independent registered public accounting firm to audit the financial statements of the Company for the 2008 fiscal year.

  Submitted by the audit committee of the board of directors:

    Claude C. Lilly, Chairman

    David L. Hauser

    Robert S. Lilien

    Robert A. Kennedy (Appointed to the audit committee on March 31, 2008)

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION*

  * The material in this report is not "soliciting material," is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The compensation committee of our board of directors oversees the executive compensation program for our executive officers named in the "Compensation Discussion and Analysis—Summary Compensation Table" below. We refer to the executive officers named in that table collectively as our NEOs.

The compensation committee is generally responsible for strategic decisions relating to the compensation structure provided to our executives, including salary-based compensation and non-equity incentive compensation provided to our executives, including our NEOs; non-employee director compensation; the amount and terms of equity based awards to executives, including our NEOs, and non-employee directors; and deferred compensation for executives, including our NEOs, and other key employees.

On behalf of stockholders, the compensation committee has carefully monitored our executive compensation program. We believe that the Compensation Discussion and Analysis contained in this proxy statement and the related tables that follow will show an executive compensation program that strikes an appropriate balance between preserving capital for stockholders and providing our NEOs with incentives and protections that are designed both to reward them for superior corporate and individual performance, and to provide competitive compensation that encourages them to remain with the Company.

The 2007 fiscal year was a complex year for the Company and our executives had to perform on two very different fronts. Our executives had to focus on obtaining regulatory approvals for and consummating the merger, while also profitably operating the Company's existing core business. The compensation committee rewarded the executive team with cash incentives for achieving specific operating results in 2007 and for executing during 2007 specific actions to advance the acquisition process. The compensation committee did not grant any form of equity based compensation to our NEOs in 2007, except our Chief Executive Officer received a restricted stock award on January 1, 2007 in accordance with the terms of his employment agreement with the Company. The compensation committee believed that compensating management on these two very specific and short term goals was in the best interest of the Company and its stockholders.

The compensation committee has reviewed the following Compensation Discussion and Analysis with management, and recommended to the board of directors that it be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 and the Company's proxy statement.

  Submitted by the compensation committee of the board of directors:

    David L. Hauser, Chairman

    Thomas F. Gilbane, Jr. (Appointed to the compensation committee on March 31, 2008)

    Jane E. Newman (Appointed to the compensation committee on August 22, 2007)

COMPENSATION DISCUSSION AND ANALYSIS

General Principles and Procedures

General Program Objectives

The compensation committee's principal objective in designing compensation policies is to develop and administer a comprehensive program to attract, motivate and retain outstanding executives who are likely to enhance our profitability and create value for our stockholders. Within this overall compensation philosophy, the compensation committee seeks to: (1) recognize and reward sustained superior performance by individual officers and key employees; (2) pay for performance on both an individual and corporate level; (3) align stockholder and executive interests by placing a significant portion of executive compensation "at risk"; (4) tie executive compensation to the achievement of certain short term and long term performance objectives of the Company; and (5) offer a total compensation program that takes into account the compensation practices of comparable companies.

The compensation committee intends to provide our NEOs with an executive compensation program that emphasizes performance. The program therefore includes a competitive base salary component but it provides a significant amount of variable compensation in the form of performance-based annual and long term incentives. The compensation committee believes this aligns the compensation of our NEOs with the long term interests of our stockholders.

The compensation committee engaged an independent consultant, Findley Davies, Inc., in 2007 to review the competitiveness and structure of the executive compensation program and each component of the program and to assist the compensation committee in making sure that the executive compensation program achieves the compensation committee's objectives.

Specific Principles for Determining Executive Compensation

The table below identifies and explains the reason for each component of our executive compensation program. See "—Executive Compensation Decisions for 2007" for amounts and further detail.

Element:	Reason for Element
Salary	Our career-oriented philosophy toward executive compensation requires a competitive base salary as a starting point. The compensation committee establishes the base salaries for our NEOs as fixed amounts in order to provide a reliable indication of the minimum amount of compensation that each NEO will receive in a given year.
Annual Incentives
We maintain an Annual Incentive Plan under which our NEOs and other key employees may earn annual cash incentives based on corporate and individual performance. The Annual Incentive Plan is designed to provide an incentive for executives to attain short term goals. The compensation committee establishes and approves the goals of the Chief Executive Officer and the Chief Executive Officer approves the goals of the other NEOs and the compensation committee reviews them.

Long Term Incentives/Equity Awards
We maintain the FairPoint Communications, Inc. 2005 Stock Incentive Plan, which we refer to as the 2005 Stock Incentive Plan, that allows for a variety of stock-based awards that are available to link employee compensation to stockholders' interests and encourage the creation of long term value for our stockholders by increasing the retention of qualified key employees. In 2007, the compensation committee studied a new equity based long term incentive plan which you are being asked to approve at the annual meeting. The compensation committee did not make any equity-based long term incentive awards in 2007 except for a restricted stock award to our Chief Executive Officer in accordance with his employment agreement with the Company.
Deferred Compensation
We maintain a Non-Qualified Deferred Compensation Plan, which we refer to as the NQDC Plan, that covers certain employees. The NQDC Plan allows highly compensated individuals to defer additional compensation beyond the limitations of the 401(k) plan. Company matching contributions are made according to the same percentage of deferrals as is made under our 401(k) plan, but only with respect to compensation that exceeds the limits for the 401(k) plan.
Welfare Benefits	We provide, on equal terms for all employees, group term life insurance, group health insurance, and short term and long term disability insurance.
Post-employment Benefits	Retirement. We maintain a 401(k) retirement savings plan that includes an employer matching contribution up to an amount equal to 4 1/2% of each participant's compensation.

Severance and Change in Control Benefits. We provide severance benefits to NEOs at levels that we consider conservative yet competitive when compared to those offered by our peers. We believe that such benefits are necessary and appropriate in order to attract and retain qualified NEOs.

Method for Determining Amounts

Base Salary

The compensation committee determines the level of base salary for our Chief Executive Officer and the other executive officers with the general goal of providing competitive salaries. Decisions take into account independent studies and surveys prepared by consultants based on publicly available information with respect to other comparable communications companies. In addition, with respect to each executive officer, including the Chief Executive Officer, the compensation committee considers the individual's performance, including that individual's total level of experience in the communications industry, his or her record of performance and contribution to our success relative to his or her job responsibilities and annual goals, as well as his or her overall service to the Company.

Annual Incentive Compensation Awards

The annual incentive awards are based on a combination of corporate and individual goals having specific financial and operational objectives such as the following: FairPoint achieving a specified Adjusted EBITDA target, FairPoint working within a specified total debt to EBITDA ratio, FairPoint achieving certain free cash flow and revenue targets, FairPoint generating sufficient cash available for dividends, FairPoint accomplishing certain budgetary, operational and regulatory goals and providing company and industry leadership. We generally establish bonus targets and performance criteria at the end of each year for the following year.

Long Term Incentive/Equity Awards

In determining the long term incentive component of the Chief Executive Officer's compensation, the compensation committee considers, among other factors selected by the compensation committee, our performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Chief Executive Officer in past years. With respect to the amount of long term incentive awards for Non-Chief Executive Officer management and key employees, the compensation committee considers the recommendation of the Chief Executive Officer and takes into account the amount of long term incentive awards granted to peer executives at comparable companies. The compensation committee also obtains and reviews market compensation data from a compensation consultant.

The compensation committee determines the vesting schedule for future equity awards. The Company does not in any way time its stock awards to the release of material non-public information.

In 2007, the compensation committee established stock ownership guidelines for certain Company executives which became effective in 2008. These guidelines are intended to reflect our executives' commitment to the organization and strong alignment with our stockholders. The guidelines, which must be achieved by 2013 (or if an NEO is appointed after 2008, within five years of qualifying as an NEO), include ownership of the Company's common stock in an amount equal to or greater than, for our Chief Executive Officer, five times his or her base salary and, for the NEOs, other than the Chief Executive Officer, three times their then base salaries.

Deferred Compensation

We maintain a nonqualified deferred compensation plan, or the NQDC Plan, for NEOs and other select senior management in order to enable them to defer compensation in excess of the limits applicable to them under our 401(k) plan. Company matching contributions are made to the NQDC Plan according to the same percentage of deferrals as is made under our 401(k) plan, but only with respect to compensation that exceeds the limits for the 401(k) plan.

Retirement and Welfare Benefits

Our NEOs participate in our broad-based 401(k) and welfare plans, and thereby receive, for example, group health insurance, group term life insurance and short term and long term disability insurance. The costs of these benefits constitute only a small percentage of each of our executive officer's total compensation.

Post-employment Severance and Change-in-Control Benefits

We provide post-employment severance and change-in-control benefits to Mr. Johnson, pursuant to an employment agreement, and to Messrs. Nixon, Crowley and Leach and Ms. Linn, pursuant to change in control and severance agreements. See "—Potential Payments Upon Termination or Change of Control." The severance benefits for these executives are generally paid only if the executives are terminated without cause and they do not voluntarily resign. The severance benefits are also provided if any termination of employment occurs because of a change in control. In addition to severance payments, each executive is entitled to continued welfare benefits for a limited period. Mr. Johnson's severance benefits are also subject to his agreement not to compete with us.

Executive Compensation Decisions for 2007

Explained below are the key components of the compensation that our NEOs received in 2007 as shown in the "Summary Compensation Table." Their base salaries generally accounted for approximately 23% of their total compensation, while incentive compensation accounted for approximately 76% of their total compensation. The compensation committee believes that the balance described below of 2007 levels for salary, annual cash incentive awards and other benefits (including, with respect to Mr. Johnson, a restricted stock award) reflect both (i) an appropriate and performance-oriented structure for total compensation, and (ii) a suitable correlation of total NEO compensation to the Company's strong financial and business performance in 2007. Note that the "Summary Compensation Table" below reports the value of equity awards as the compensation expense recorded under FAS 123(R) rather than their current fair value.

Base Salary

Upon the recommendation of the compensation committee, our board of directors approved an increase in Mr. Johnson's 2007 annual base salary to $460,000 (a 5.8% increase). The base salaries of the other NEOs increased approximately 3% compared to 2006.

Annual Incentive Compensation Awards

The compensation committee established the 2007 target bonuses and related performance goals for certain members of our senior management under the FairPoint Communications, Inc. Annual Incentive Plan, or the Annual Incentive Plan, on March 14, 2007 and, accordingly, we made annual incentive awards based on the achievement of those goals as discussed below.

Below is a chart that identifies the target bonus for each NEO who was eligible to participate in the Annual Incentive Plan in 2007 and the performance criteria used to evaluate the NEO's performance. The performance criteria were weighted as indicated. The compensation committee, in its sole discretion but with input from the Chief Executive Officer for all NEOs other than himself, determines whether or not individual performance goals were satisfied. Any bonus awards are subject to the terms of the Annual Incentive Plan.

Executive	Position	Bonus Target (% of 2007 Annual Base Salary)	Performance Criteria
Eugene B. Johnson	Chief Executive Officer	100%	(i) 50%—supporting the merger, including the achievement of all major project goals; (ii) 20%—FairPoint achieving a specified Adjusted EBITDA target for 2007; (iii) 20%—providing company and industry leadership to the rural local exchange public policy debate and facilitating approval of the merger by regulatory entities; (iv) 5%—leading succession planning efforts in FairPoint; and (v) 5%—continuing to foster a culture that places a premium on high standards of ethical behavior and integrity in FairPoint's business relationships.
Peter G. Nixon	President	50%
			(i) 75%—overseeing the integration process for the merger, including the achievement of all major project goals; (ii) 10%—FairPoint achieving a specified Adjusted EBITDA target for 2007 and meeting certain budget expectations; (iii) 5%—effecting certain operational improvements; (iv) 2.5%—developing FairPoint's employees; (v) 2.5%—achieving customer service objectives; (vi) 2.5%—supporting public policy initiatives and FairPoint complying with the internal control requirements of the Sarbanes-Oxley Act; and (vii) 2.5%—promoting workers' safety and reducing workers compensation claims.
John P. Crowley	Executive Vice President and Chief Financial Officer	50%
			(i) 50%—supporting the merger, including the achievement of all major project goals; (ii) 40%—FairPoint achieving a specified Adjusted EBITDA target for 2007; (iii) 5%—improving FairPoint's investor relations efforts; (iv) 2.5%—FairPoint complying with the internal control requirements of the Sarbanes-Oxley Act; and (v) 2.5%—developing a plan for FairPoint's post-merger finance and accounting staff requirements.
Walter E. Leach, Jr.	Executive Vice President, Corporate Development	50%
			(i) 25%—FairPoint obtaining regulatory approvals for the merger; (ii) 25%—FairPoint closing the merger; (iii) 20%—FairPoint achieving a specified Adjusted EBITDA target for 2007; (iv) 15%—creating new product lines; and (v) 15%—coordinating and monitoring all activities related to planning, budgeting and reporting for the merger.

Shirley J. Linn	Executive Vice President, General Counsel and Secretary	50%
(i) 50%—supporting the merger, including the achievement of all major project goals; (ii) 20%—FairPoint achieving a specified Adjusted EBITDA target for 2007 and meeting certain budget expectations; (iii) 10%—meeting the needs of FairPoint's various departments; (iv) 10%—assessing the performance and cost of FairPoint's outside legal advisors and in-house professional staff; and (v) 10%—developing a plan for FairPoint's post-merger legal department staff requirements.

We have not disclosed specific financial targets and metrics above as we believe this information would give our competition insight into key market dynamics and could cause us competitive harm.

The compensation committee made incentive payments decisions in January 2008 based on thorough discussions with our Chief Executive Officer regarding each executive and reviewing the financial performance of the Company. The Company determined that each NEO had satisfied all or substantially all of their performance goals set for 2007. Cash bonus awards were consequently paid at various levels from 98% to 128% of the target levels based on actual performance by the NEOs against these goals. In addition, in connection with the acquisition, the compensation committee awarded transaction incentives to our NEOs as follows: Mr. Johnson—$150,000; Mr. Crowley—$100,000; Mr. Leach—$120,000; Mr. Nixon—$100,000 and Ms. Linn—$135,000. One half of the transaction incentives were paid in February 2007 and the remaining half of the transaction incentives will be paid in May 2008 with respect to the closing of the acquisition.

Restricted Stock Awards

Mr. Johnson's March 2006 employment agreement provided for the grant of 50,000 shares of restricted stock coincident with the execution of his employment agreement. In addition, his employment agreement provided for an additional grant of 50,000 shares of restricted stock on each of January 1, 2007 and January 1, 2008 provided Mr. Johnson was not terminated for cause and/or had not voluntarily resigned. In accordance with the terms of his employment agreement, Mr. Johnson received an award of 50,000 shares of restricted stock on January 1, 2007 and the final 50,000 shares of restricted stock was awarded on January 1, 2008.

Post-employment Benefits

Mr. Johnson's 2008 employment agreement includes the following severance obligations, subject to certain conditions, upon the earlier to occur of the expiration of the employment period under the employment agreement, or termination of Mr. Johnson's employment without cause: (i) continuation of medical coverage for Mr. Johnson and his spouse, at his election, for their respective lives upon payment of applicable premiums; (ii) extension of Mr. Johnson's right to exercise all of his vested options under the Company's 2000 Employee Stock Option Plan until the earlier of (1) March 12, 2012, or (2) the sale of the Company (as defined in the Company's 1998 Stock Incentive Plan); and (iii) continued vesting of all restricted stock granted through the termination event under the Company's 2005 Stock Incentive Plan as provided in the restricted stock agreement applicable to each grant of such restricted stock. The amended and restated employment agreement is described in "—Potential Payments Upon Termination or Change of Control—Eugene B. Johnson."

We have entered into change in control and severance agreements with Messrs. Nixon, Crowley and Leach and Ms. Linn. These agreements are described in "—Potential Payments Upon Termination or Change of Control—Peter G. Nixon, John P. Crowley, Walter E. Leach, Jr. and Shirley J. Linn."

Tax Considerations

Section 162(m) of the Internal Revenue Code, which we refer to as the Code, generally disallows a tax deduction to public corporations for compensation, other than performance-based compensation, over $1.0 million paid for any fiscal year to any of the corporation's Chief Executive Officer and three other highly compensated executive officers as of the end of any fiscal year. The Company's policy is to qualify its executive officers for deductibility under Section 162(m) to the extent the compensation committee determines such to be appropriate. In 2007, compensation did not exceed the deductibility limits of Section 162(m) for any NEO. The compensation committee remains aware of Code Section 162(m) limitations and the available exemptions and special rules, and will address the issue of 162(m) deductibility when and if circumstances warrant the use of such exemptions or other considerations.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the NEOs for the fiscal years ended December 31, 2006 and 2007.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary $(1)	Bonus $(2)	Stock Awards $(3)	Option Awards $	Non-Equity Incentive Plan Compensation $	Change in Pension Value and Nonqualified Deferred Compensation Earnings $	All Other Compensation $(4)(5)	Total $
Eugene B. Johnson Chairman of the Board of Directors and Chief Executive Officer	2007 2006	460,000 434,740	526,150 394,140	1,407,255 1,171,158	— —	— —	— —	12,131 25,647	2,405,536 2,025,685
John P. Crowley Executive Vice President, Chief Financial Officer	2007 2006	250,865 234,808	183,645 104,629	570,901 233,840	— —	— —	— —	13,862 21,577	1,019,273 594,854
Shirley J. Linn Executive Vice President, General Counsel and Secretary	2007 2006	219,423 204,808	208,650 99,100	579,264 176,209	— —	— —	— —	14,490 11,835	1,021,827 491,952
Peter G. Nixon President	2007 2006	244,036 219,755	193,063 97,641	327,052 189,063	— —	— —	— —	14,646 30,674	778,797 537,133
Walter E. Leach, Jr. Executive Vice President, Corporate Development	2007 2006	236,635 214,808	193,053 129,325	500,887 302,060	— —	— —	— —	17,826 40,102	948,401 686,295

  (1) The amounts shown in column (c) include amounts of salary compensation deferred by the executive officer in 2007 under the NQDC Plan. The amount of deferrals under this plan in 2007 were $62,805 by Mr. Crowley, $5,745 by Ms. Linn, $5,888 by Mr. Nixon and $11,879 by Mr. Leach. The amount of deferrals under this plan in 2006 were $36,221 by Mr. Crowley, $2,055 by Ms. Linn, $4,562 by Mr. Nixon and $6,950 by Mr. Leach.

  (2) For the year ended December 31, 2007, amounts in column (d) represent annual incentives which were earned during 2007 and paid in March 2008 and one-half of the transaction incentives awarded to our NEOs in connection with the acquisition. The amounts in column (d) include amounts deferred under the NQDC Plan by Ms. Linn in the amount of $4,224, Mr. Nixon in the amount of $4,281 and Mr. Leach in the amount of $5,308. For the year ended December 31, 2006, amounts in column (d) represent annual incentives which were earned during 2006 and paid in February 2007. The amounts for 2006 in column (d) include amounts deferred under the NQDC Plan by Mr. Crowley in the amount of $51,965, Ms. Linn in the amount of $1,968, Mr. Nixon in the amount of $1,939 and Mr. Leach in the amount of $4,945.

  (3) The amounts in column (e) reflect the dollar amount of compensation expense recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and 2006, adjusted to eliminate the effect of any forfeiture assumption, in accordance with SFAS 123(R) of awards pursuant to the 2005 Stock Incentive Plan and thus include amounts from awards granted during, if any, and prior to 2007. Please see Note 13 to FairPoint's Consolidated Financial Statements for the fiscal year ended December 31, 2007 for more information about the assumptions FairPoint used to determine the value of equity based awards and the amount of compensation expense recognized.

  (4) The amount shown in column (i) reflects the following for each NEO:

    •
    Matching contributions made by FairPoint to its 401(k) retirement savings plan during 2007 in the amounts of $10,125 for Mr. Johnson, $10,125 for Mr. Crowley, $10,125 for Ms. Linn, $10,125 for Mr. Nixon and $10,125 for Mr. Leach. Matching contributions made by FairPoint to its 401(k) savings plan during 2006 in the amounts of $9,900 for Mr. Johnson, $9,900 for Mr. Crowley, $9,900 for Ms. Linn, $9,900 for Mr. Nixon and $9,900 for Mr. Leach;

    •
    Contributions made by FairPoint to the term life insurance plans it sponsors for all eligible employees (including our NEOs) during 2007 in the amounts of $2,001 for Mr. Johnson, $690 for Mr. Crowley, $1,319 for Ms. Linn, $1,317 for Mr. Nixon and $1,307 for Mr. Leach. Contributions made by FairPoint to term life insurance plans during 2006 in the amounts of $1,312 for Mr. Johnson, $690 for Mr. Crowley, $1,304 for Ms. Linn, $713 for Mr. Nixon and $704 for Mr. Leach;

    •
    Additional life insurance benefits in 2006 of $4,699 for Mr. Leach;

    •
    Contributions made by FairPoint to the NQDC Plan during 2007 in the amount of $3,047 for Mr. Crowley, $3,046 for Ms. Linn, $3,204 for Mr. Nixon and $6,394 for Mr. Leach. Contributions made by FairPoint to the NQDC Plan during 2006 in the amount of $155 for Mr. Crowley, $631 for Ms. Linn, $998 for Mr. Nixon and $1,575 for Mr. Leach;

    •
    Vehicle fringe benefits during 2006 of $4,679 paid to Mr. Johnson, $6,499 paid to Mr. Crowley, $11,438 paid to Mr. Nixon and $9,773 paid to Mr. Leach;

    •
    Amounts paid to "gross-up" certain bonus payments during 2006 for taxes in the amount of $5,774 for Mr. Johnson, $4,333 for Mr. Crowley, $7,625 for Mr. Nixon and $11,169 for Mr. Leach; and

    •
    Other miscellaneous perquisites during 2006 in the amount of $3,982 are included for Mr. Johnson and in the amount of $2,281 for Mr. Leach.

  (5) The value attributable to personal use of company-provided automobiles (as calculated in accordance with Internal Revenue Service guidelines) are included as compensation on the W-2 of NEOs who receive such benefit. Each NEO is responsible for paying their respective income tax on such amount.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)(1)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Eugene B. Johnson Chairman of the Board of Directors and Chief Executive Officer	01-Jan-07	—	—	—	—	—	—	50,000	—	—	701,000
John P. Crowley Executive Vice President, Chief Financial Officer	—	—	—	—	—	—	—	—	—	—	—
Shirley J. Linn Executive Vice President, General Counsel and Secretary	—	—	—	—	—	—	—	—	—	—	—
Peter G. Nixon President	—	—	—	—	—	—	—	—	—	—	—
Walter E. Leach, Jr. Executive Vice President, Corporate Development	—	—	—	—	—	—	—	—	—	—	—

  (1) As of December 31, 2007, in accordance with Mr. Johnson's employment agreement, he was scheduled to receive and received an additional grant of restricted stock on January 1, 2008 in the amount of 50,000 shares. These shares are not included in this table as they had not been granted as of December 31, 2007.

  (2) The amount shown in column (i) reflects the number of shares of restricted stock granted to Mr. Johnson on January 1, 2007 in accordance with the terms of his employment agreement with the Company.

Outstanding Equity Awards at December 31, 2007

		Option Awards							Stock Awards
(b)
		Number of Securities Underlying Unexercised Options (#) Exercisable		(c)
(a)				Number of Securities Underlying Unexercisable Options (#) Unexercisable		(d)	(e)	(f)	(g)		(h)	(i)	(j)
Name	Grant Date					Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Eugene B. Johnson Chairman of the Board of Directors and Chief Executive Officer	1/1/2002 3/12/2002 2/15/2005 3/17/2006 1/1/2007	47,373 20,490 — — —		— — — — —		— — — — —	36.94 36.94 — — —	1/1/2012 3/12/2012 — — —	— — 63,162 33,333 50,000	(3) (3) (3)	— — 822,369 433,996 651,000	— — — —	— — — —
John P. Crowley Executive Vice President, Chief Financial Officer	9/21/2005 9/8/2006 12/5/2006	— — —		— — —		— — —	— — —	— — —	25,000 8,392 33,333	(4) (3) (3)	325,500 109,264 433,996	— — —	— — —
Shirley J. Linn Executive Vice President, General Counsel and Secretary	3/12/2002 12/12/2003 12/12/2003 2/15/2005 9/8/2006 12/5/2006	9,209 10,659 — — — —	(1)	— 3,553 — — — —	(1)	— — — — — —	36.94 36.94 — — — —	3/12/2012 12/12/2013 — — — —	— — 1,184 22,105 7,321 33,333	(2) (4) (3) (3)	— — 15,416 287,807 95,319 433,996	— — — — — —	— — — — — —
Peter G. Nixon President	3/12/2002 12/12/2003 12/12/2003 2/15/2005 9/8/2006	8,419 17,840 — — —	(1)	— 5,946 — — —	(1)	— — — — —	36.94 36.94 — — —	3/12/2012 12/12/2013 — — —	— — 1,982 28,422 7,855	(2) (4) (3)	— — 25,806 370,054 102,272	— — — — —	— — — — —
Walter E. Leach, Jr. Executive Vice President, Corporate Development	3/12/2002 12/12/2003 2/15/2005 9/8/2006	77,364 — — —		— — — —		— — — —	36.94 — — —	3/12/2012 — — —	— 1,579 47,372 7,678	(2) (4) (3)	— 20,559 616,783 99,968	— — — —	— — — —

  (1) These options vest one-fourth per year beginning on December 12, 2005 and ending on December 12, 2008.

  (2) These restricted stock units vest one-third per year beginning on December 12, 2006.

  (3) These restricted shares vest one-third per year on the first, second, and third anniversaries of the grant date.

  (4) These restricted shares vest one-fourth per year on the first, second, third and fourth anniversaries of the grant date.

Option Exercises and Stock Vested

None of the NEOs exercised any stock options during the fiscal year ended December 31, 2007.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Eugene B. Johnson Chairman of the Board of Directors and Chief Executive Officer	—	—	79,830	1,542,534
John P. Crowley Executive Vice President, Chief Financial Officer	—	—	33,364	565,692
Shirley J. Linn Executive Vice President, General Counsel and Secretary	—	—	32,567	540,241
Peter G. Nixon President	—	—	20,123	371,789
Walter E. Leach, Jr. Executive Vice President, Corporate Development	—	—	29,106	545,891

Nonqualified Deferred Compensation

Pursuant to the NQDC Plan, certain executives, including NEOs, may defer a portion of their annual salary and bonuses. Deferral elections are made by eligible executives in each year for amounts to be earned in the following year. An executive can defer up to 50% of his or her annual salary and up to 100% of his or her annual bonus.

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Eugene B. Johnson Chairman of the Board of Directors and Chief Executive Officer	—	—	11,710	—	220,828
John P. Crowley Executive Vice President, Chief Financial Officer	62,805	3,047	(2,013)	—	175,404
Shirley J. Linn Executive Vice President, General Counsel and Secretary	9,969	3,046	7,455	—	86,756
Peter G. Nixon President	10,169	3,204	1,251	—	24,987
Walter E. Leach, Jr. Executive Vice President, Corporate Development	17,187	6,394	18,307	—	130,916

  (1) The amounts reported in this column represent deferrals of base salary or annual incentives earned during 2007 and are reported in the Salary or Bonus columns of the "Summary Compensation Table" for 2007.

  (2) The amounts reported in this column represent matching contributions credited during 2007 under the NQDC Plan and are reported in the All Other Compensation column of the "Summary Compensation Table" for 2007.

  (3) The following table shows the extent to which amounts reported in this column have been reported in the "Summary Compensation Table" for the current or previous years:

Name	Amount
Eugene B. Johnson	—
John P. Crowley	154,098
Shirley J. Linn	17,669
Peter G. Nixon	20,872
Walter E. Leach, Jr.	37,051

Potential Payments Upon Termination or Change of Control

FairPoint has an employment agreement with Eugene B. Johnson and change in control and severance agreements with Peter G. Nixon, John P. Crowley, Walter E. Leach, Jr. and Shirley J. Linn. These agreements provide benefits to our NEOs in the event their employment is terminated under certain circumstances as summarized below.

Eugene B. Johnson

On April 1, 2008, we entered into an amended and restated employment agreement, which we refer to as the employment agreement, with Mr. Johnson. The employment agreement provides for the continued employment of Mr. Johnson through December 31, 2009, unless terminated earlier in accordance with the terms of the employment agreement. The employment agreement provides that Mr. Johnson will receive base salary at an annual rate of $600,000. In addition, Mr. Johnson will be eligible for a bonus each year during the term of the employment agreement of up to 200% of his base salary, which bonus will be based on objective bonus arrangements set and documented by the compensation committee. The employment agreement further provides for a target award of 245,000 performance units under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan, subject to approval of the 2008 Long Term Incentive Plan by our stockholders. If the FairPoint Communications, Inc. 2008 Long Term Incentive Plan is not approved by our stockholders, we will pay Mr. Johnson cash in satisfaction of the performance units. The employment agreement also provides that upon the earlier to occur of the expiration of the employment period under the employment agreement, or termination of Mr. Johnson's employment without cause, subject to certain conditions, Mr. Johnson will receive: (i) continuation of medical coverage for Mr. Johnson and his spouse, at his election, for their respective lives upon payment of applicable premiums; (ii) extension of Mr. Johnson's right to exercise all of his vested options under the Company's 2000 Employee Stock Option Plan until the earlier of (1) March 12, 2012, or (2) the sale of the Company (as defined in the Company's 1998 Stock Incentive Plan); and (iii) continued vesting of all restricted stock granted through the termination event under the Company's 2005 Stock Incentive Plan as provided in the restricted stock agreement applicable to each grant of such restricted stock. The employment agreement provides that during the term of Mr. Johnson's employment with us, including any continued employment after the prescribed employment period, and for a period of one year thereafter, Mr. Johnson is restricted from competing with us in certain prohibited territories.

Peter G. Nixon, John P. Crowley, Walter E. Leach, Jr. and Shirley J. Linn

On March 14, 2007, we entered into a change in control and severance agreement, which we refer to collectively as the severance agreements, with each of Messrs. Nixon, Crowley and Leach and Ms. Linn. Each severance agreement provides, subject to certain other conditions, that we will pay severance and provide benefits to the subject employee (i) in the event of such employee's termination without cause or following a change in control, or (ii) within two years of a change in control, upon such employee's resignation within 45 days following (A) a significant or material reduction of such employee's key responsibilities or duties, (B) a reduction in such employee's overall compensation opportunities, (C) the diminishment or elimination of such employee's rights to the severance benefits detailed in the severance agreement, or (D) any material breach by the Company of the severance agreement. The severance payable and benefits required to be provided include unpaid base salary, lump sum cash payments equal to two times such employee's annual base salary and annual bonus, COBRA premiums and life insurance premiums for 24 months, and the vesting of all non-performance based, non-vested and/or unearned long term incentive awards, among others. The payments and benefits are subject to "golden parachute" provisions.

The severance agreements also contain provisions pursuant to which the subject employees, for a period of 12 months following termination of employment, promise to refrain from certain activities including (1) soliciting any of our employees or consultants to leave us or to perform services for another company, or (2) accepting any employment or similar arrangements with certain of our competitors.

The following table shows cash compensation that would have been payable under the agreements with the NEOs if their employment had terminated on December 31, 2007.

Reason for Payment:	Cash Severance ($)	Bonus ($)	Acceleration and Continuation of Equity Awards (Unamortized Expense as of 12/31/07) ($)	Continuation of Medical/Welfare Benefits (Present Value) ($)	Total Termination Benefits ($)
Eugene B. Johnson
Involuntary termination with cause	0	0	0	0	0
Voluntary termination	0	0	0	0	0
Termination without cause or after change in control	920,000	0	822,277	21,840	1,764,117
John P. Crowley
Involuntary termination with cause	0	0	0	0	0
Voluntary termination	0	0	0	0	0
Termination without cause or after change in control	660,000	330,000	1,045,866	12,096	2,047,962
Shirley J. Linn
Involuntary termination with cause	0	0	0	0	0
Voluntary termination	0	0	0	0	0
Termination without cause or after change in control	600,000	300,000	941,947	30,264	1,872,211
Peter G. Nixon
Involuntary termination with cause	0	0	0	0	0
Voluntary termination	0	0	0	0	0
Termination without cause or after change in control	650,000	325,000	413,610	30,264	1,418,874
Walter E. Leach, Jr.
Involuntary termination with cause	0	0	0	0	0
Voluntary termination	0	0	0	0	0
Termination without cause or after change in control	489,250	244,625	615,717	30,264	1,379,856

2008 Annual Incentive Criteria for Executive Officers

In February 2008, the compensation committee of our board of directors established the 2008 target bonuses and related performance goals for certain members of our senior management under FairPoint's Annual Incentive Plan.

Eugene B. Johnson, our Chief Executive Officer, is eligible for a target bonus of up to 200% of his 2008 annual base salary. The target bonus for Mr. Johnson will be based on the following performance criteria (weighted as indicated): (i) 80%—the combined company achieving a specified Adjusted EBITDA target for 2008; (ii) 10%—the combined company transitioning off of the transition services agreement by a specified date and on budget; and (iii) 10%—leading the combined company's succession planning efforts.

Peter G. Nixon, our President, is eligible for a target bonus of up to 50% of his 2008 annual base salary. The target bonus for Mr. Nixon will be based on the following performance criteria (weighted as indicated): (i) 70%—the combined company achieving a specified Adjusted EBITDA target for 2008, meeting certain budget expectations and complying with the conditions imposed in the orders of the state regulators issued in connection with their approval of the merger; (ii) 25%—the combined company transitioning off of the transition services agreement by a specified date and on budget, including the achievement of all major project milestones; and (iii) 5%—promoting workers' safety and reducing workers' compensation claims.

John P. Crowley, our Executive Vice President and Chief Financial Officer, is eligible for a target bonus of up to 50% of his 2008 annual base salary. The target bonus for Mr. Crowley will be based on the following performance criteria (weighted as indicated): (i) 80%—the combined company achieving a specified Adjusted EBITDA target for 2008; (ii) 10%—the combined company transitioning off of the transition services agreement by a specified date and on budget; and (iii) 10%—expanding the combined company's coverage by equity analysts.

Walter E. Leach, Jr., our Executive Vice President, Corporate Development, is eligible for a target bonus of up to 50% of his 2008 annual base salary. The target bonus for Mr. Leach will be based on the following performance criteria (weighted as indicated): (i) 80%—the combined company achieving a specified Adjusted EBITDA target for 2008; (ii) 10%—the combined company transitioning off of the transition services agreement by a specified date and on budget; and (iii) 10%—FairPoint closing the merger by a specified date.

Shirley J. Linn, our Executive Vice President, General Counsel and Secretary, is eligible for a target bonus of up to 50% of her 2008 annual base salary. The target bonus for Ms. Linn will be based on the following performance criteria (weighted as indicated): (i) 70%—the combined company achieving a specified Adjusted EBITDA target for 2008; (ii) 20%—FairPoint closing the merger and related financing by a specified date; and (iii) 10%—managing the performance and cost of the combined company's outside legal advisors and the achievement of certain budget and expense goals by the in-house legal department.

Lisa R. Hood, our Chief Operating Officer—FairPoint Telecom Group and Interim Controller, is eligible for a target bonus of up to 40% of her 2008 annual base salary. The target bonus for Ms. Hood will be based on the following performance criteria (weighted as indicated): (i) 70%—the combined company's Telecom Group achieving a specified Adjusted EBITDA target for 2008 and meeting certain budget expectations; (ii) 20%—the combined company completing the introduction of video service to certain service areas; and (iii) 10%—promoting workers' safety and reducing certain workers' compensation claims.

Thomas E. Griffin, our Vice President and Treasurer, is eligible for a target bonus of up to 20% of his 2008 annual base salary. The target bonus for Mr. Griffin will be based on the following performance criteria (weighted as indicated): (i) 65%—the combined company achieving a specified Adjusted

EBITDA target for 2008; (ii) 25%—FairPoint closing the financing for the merger by a specified date; and (iii) 10%—preparing and implementing a pension plan investment policy for the combined company, including facilitating the selection of investment managers and implementing and monitoring investment performance.

We have not disclosed specific financial targets and metrics above as we believe this information would give our competition insight into key market dynamics and could cause us competitive harm.

The compensation committee, in its sole discretion, will determine whether or not individual performance goals have been satisfied.

Any incentive awards are subject to the terms of FairPoint's existing Annual Incentive Plan.

Future Long Term Incentive Awards

To support our pursuit of long term creation of stockholder value, as well as the motivation and retention of a high quality executive team, we have approved and recommended for adoption by stockholders the FairPoint Communications, Inc. 2008 Long Term Incentive Plan. The compensation committee will have the discretion under the plan to select the key employees who will receive long term equity based awards under the plan, select the types of awards made to such employees and establish the vesting and other terms of the awards.

If the FairPoint Communications, Inc. 2008 Long Term Incentive Plan is approved at the annual meeting, the compensation committee intends to award performance units under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan that will be earned over a multi-year performance period beginning July 1, 2008 and ending December 31, 2010. The extent to which the units are earned will be determined as follows:

•
The Company's Adjusted EBITDA for a performance period will determine how 30% of the units will be earned. The number of units earned will be based on a comparison of the Company's Adjusted EBITDA for the performance period compared to a cumulative, aggregate Adjusted EBITDA target for the performance period set by the compensation committee.

•
The Company's percentile ranking for total stockholder return performance in comparison to a peer group will determine the extent to which the remaining 70% of units are earned. The peer group will be those companies included in the Dow Jones Telecommunication Index.

The proposed FairPoint Communications, Inc. 2008 Long Term Incentive Plan, if approved and the performance described above is achieved, is expected to pay incentive compensation to our executives in the first quarter of 2011. The executive team last received equity based awards in 2006. The transition to incentive compensation under the new long term plan leaves a significant gap in any long term or equity incentive opportunity for our executives. The compensation committee believed that this would place FairPoint at a competitive disadvantage with respect to our key executives.

With this in mind, the compensation committee approved two interim equity based awards for selected executives and key employees as follows:

•
Interim Awards 2008.  The interim awards for 2008 will provide equity compensation equal to a multiple of the annual incentive earned for 2008 annual performance; and

•
Interim Awards 2008-2009.  The interim awards for the 2008 through 2009 period will provide equity awards for achieving a specific total return to stockholders as of December 31, 2009.

If the proposed FairPoint Communications, Inc. 2008 Long Term Incentive Plan is not approved by our stockholders, the interim awards that would have been paid in shares of FairPoint common stock will be paid in cash to the executives and key employees who received awards. The compensation committee believes that these two interim awards are appropriate to attract and retain the talent required during the transition period following the merger and to generate value for our stockholders.

Director Compensation

2007 Compensation

FairPoint uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on its board of directors. In setting director compensation, FairPoint considers the significant amount of time that directors expend in fulfilling their duties to FairPoint as well as the skill level required by the members of its board of directors.

In 2007, each non-employee director received an annual fee of $52,500 for serving as a director. In addition, an annual fee of $8,750 was paid for serving as the chairperson of FairPoint's compensation committee or corporate governance committee and an annual fee of $17,500 was paid for serving as the chairperson of FairPoint's audit committee. An annual fee of $625 was paid to the members who were not serving as chairperson of FairPoint's compensation committee and corporate governance committee and $1,250 for members who were not serving as chairperson of its audit committee. An annual fee of $8,750 was paid to FairPoint's lead director.

FairPoint's non-employee directors also receive an annual award of approximately $45,000 in the form of restricted stock or restricted units, at the recipient's option, which are issued under FairPoint's 2005 Stock Incentive Plan. These awards vest in four quarterly installments from the grant date, and the holders thereof are entitled to receive dividends or dividend equivalents on such awards from the date of grant, whether or not vested.

FairPoint's employee directors do not receive any compensation for serving on its board of directors.

2007 Summary Director Compensation

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Patricia Garrison-Corbin	63,125	48,360	—	—	—	—	111,485
David L. Hauser	63,125	48,360	—	—	—	—	111,485
Claude C. Lilly	80,000	48,360	—	—	—	—	128,360
Robert S. Lilien	55,000	48,360	—	—	—	—	103,360
Jane E. Newman(3)	30,000	6,291	—	—	—	—	36,291

  (1) See the discussion preceding this table for the general method used to determine each non-employee director's cash compensation. For fiscal 2007, the particular components paid as cash compensation in excess of each non-employee director's $52,500 retainer were as follows: Garrison-Corbin ($8,750 for chair of corporate governance committee, $625 as a member of the compensation committee and $1,250 as a member of the audit committee); Hauser ($8,750 for chair of compensation committee, $1,250 as a member of the audit committee and $625 as a member of the corporate governance committee); Lilly ($8,750 as lead director, $17,500 as chair of the audit committee, $625 as a member of the corporate governance committee and $625 as a member of the compensation committee); Lilien ($1,250 as member of the audit committee, $625 as a member of the corporate governance committee and $625 as a member of the compensation committee); Newman ($2,500 as lead director).

  (2) Column (c) reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with FAS 123(R), and thus includes amounts from awards granted in and prior to 2006. As of December 31, 2007, each director has the following number of restricted stock units outstanding: Ms. Garrison-Corbin, 7,340; Mr. Hauser, 7,340; Mr. Lilly, 7,340; Ms. Newman, 1,163; and Mr. Lilien, 5,493. Included in these totals are restricted stock units that were granted to the directors in lieu of dividends. These awards vest in four quarterly installments from the grant date, and the holders thereof are entitled to receive dividends on such awards from the date of grant, whether or not vested. Please see Note 13 to FairPoint's Consolidated Financial Statements for the fiscal year ended December 31, 2007 for more information about the assumptions that FairPoint uses to determine the value of equity based awards and the amount of compensation expense recognized.

  (3) Ms. Newman was appointed to the board of directors, our audit committee, compensation committee and corporate governance committee in August 2007, and as our lead director in October 2007.

2008 Compensation

In March 2008, upon a recommendation of the compensation committee, our board of directors approved the same non-employee director compensation components for 2008 that were adopted in 2007. Accordingly, each non-employee director will receive $55,000 for serving as a director. In addition, an annual fee of $10,000 will be paid for serving as the chairperson of our compensation or corporate governance committee and an annual fee of $20,000 will be paid for serving as the chairperson of our audit committee. No meeting fee will be paid to the members who are not serving as a chairperson of a committee. An annual fee of $10,000 will be paid to our lead director.

Our non-employee directors will also receive an annual award of approximately $45,000 in the form of restricted stock or restricted units, at the recipient's option, which are issued under our 2005 Stock Incentive Plan. These awards vest pursuant to the terms of the 2005 Stock Incentive Plan, as described above. The 2008 annual equity awards were made on March 30, 2008 to all non-employee directors as of that date and on March 31, 2008 to the three new non-employee directors.

EXECUTIVE OFFICERS

The following table sets forth the names and positions of our current executive officers and their ages as of May 1, 2008.

Name	Age	Position
Eugene B. Johnson	60	Chairman of the Board of Directors and Chief Executive Officer
Peter G. Nixon	55	President
John P. Crowley	53	Executive Vice President and Chief Financial Officer
Walter E. Leach, Jr.	56	Executive Vice President, Corporate Development
Shirley J. Linn	57	Executive Vice President, General Counsel and Secretary
Lisa R. Hood	42	Chief Operating Officer—FairPoint Telecom Group and Interim Controller
Thomas E. Griffin	47	Vice President and Treasurer

The following sets forth selected biographical information for our executive officers who are not directors.

Peter G. Nixon.    In July 2007, Mr. Nixon was appointed as our President. Prior to assuming this role, Mr. Nixon had served as our Chief Operating Officer since November 2002. Previously, Mr. Nixon was our Senior Vice President of Corporate Development from February 2002 to November 2002 and President of our Telecom Group from April 2001 to February 2002. Prior to this, Mr. Nixon served as President of our Eastern Region Telecom Group from June 1999 to April 2001 and President of Chautauqua and Erie Telephone Corporation, which we refer to as C&E, from July 1997, when we acquired C&E, to June 1999. From April 1, 1989 to June 1997, Mr. Nixon served as Executive Vice President of C&E. From April 1, 1978 to March 31, 1989, Mr. Nixon served as Vice President of Operations for C&E. Mr. Nixon has served as the past Chairman of the New York State Telecommunications Association.

John P. Crowley.    In June 2005, Mr. Crowley was appointed as our Executive Vice President and Chief Financial Officer. Mr. Crowley served as our Executive Vice President, Finance and Treasurer from May 2005 to June 2005. From 2000 to 2004, Mr. Crowley was an independent consultant in telecommunications investment banking. From 1999 to 2000, he was a Director in corporate finance at PricewaterhouseCoopers, and from 1996 to 1999, Mr. Crowley was a Managing Director in investment banking at BT/Alex Brown and its predecessor company. Previously he was active in telecommunications finance both as a principal and in banking.

Walter E. Leach, Jr.    In June 2005, Mr. Leach was appointed as our Executive Vice President, Corporate Development. Mr. Leach served as our Executive Vice President and Chief Financial Officer from July 2004 to June 2005, as our Senior Vice President from February 1998 to July 2004 and as our Secretary from October 1994 through November 2000. From 1984 through September 1994, Mr. Leach served as Executive Vice President of Independent Hydro Developers, where he had responsibility for all project acquisition, financing and development activities.

Shirley J. Linn.    In March 2006, Ms. Linn was appointed as our Executive Vice President, General Counsel and Secretary. Previously, Ms. Linn served as our Senior Vice President, General Counsel and Secretary from September 2004 to March 2006. Ms. Linn has served as our General Counsel since October 2000, our Vice President since October 2000, and our Secretary since December 2000. Prior to joining us, Ms. Linn was a partner, from 1984 to 2000, in the Charlotte, North Carolina law firm of Underwood Kinsey Warren & Tucker, P.A., where she specialized in general business matters, particularly mergers and acquisitions.

Lisa R. Hood.    In April 2007, Ms. Hood was appointed as our Chief Operating Officer—FairPoint Telecom Group, and, since February 2008, has served as Interim Controller. Prior to being appointed as Chief Operating Officer—FairPoint Telecom Group, Ms. Hood had served as a Senior Vice President and Controller since July 2004. Ms. Hood served as our Controller from December 1993 to March 2007 and served as our Vice President from December 1993 to July 2004. Prior to joining our company, Ms. Hood served as manager of a local public accounting firm in Kansas. Ms. Hood is certified as a public accountant in Kansas.

Thomas E. Griffin.    In December 2005, Mr. Griffin was appointed our Treasurer, and, in early 2008, was appointed a Vice President. Mr. Griffin joined us in January 2000 as Assistant Treasurer and served as our General Manager of Wireless Broadband operations from December 2003 through March 2005. Previously, Mr. Griffin was employed by Sealand Service, Inc. as Assistant Treasurer from September 1997 to January 2000 where he was responsible for worldwide cash management and as Director of Financial Planning for Europe for Sealand Service, Inc. from September 1995 to September 1997.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our code of business conduct and ethics, which is posted on our website at www.fairpoint.com, prohibits directors and executive officers from engaging in transactions on behalf of us with a family member, or with a company with which they are or their family member is a significant owner or associated or employed in a significant role. Our audit committee must review and approve in advance all material related party transactions or business or professional relationships. All instances involving potential related party transactions or business or professional relationships must be reported to our legal department which will assess the materiality of the transaction or relationship and elevate the matter to the audit committee as appropriate. Any dealings with a related party must be conducted in such a way as to avoid preferential treatment and assure that the terms obtained by us are no less favorable than could be obtained from unrelated parties on an arm's-length basis. Directors and officers are not permitted to enter into, develop or continue any such material transaction or relationship without obtaining prior approval from the audit committee.

Construction Services

We have hired Gilbane Building Company to construct a new data center in Manchester, New Hampshire. Thomas R. Gilbane, Jr., a director of FairPoint, is Chairman and Chief Executive Officer of Gilbane Building Company. Gilbane Building Company was hired by us prior to Mr. Gilbane's designation to the board of directors. We paid Gilbane Building Company fees of $100,000 in the year ended December 31, 2007 and expect to pay Gilbane Building Company fees of $3.5 million in the year ending December 31, 2008. For the year ended December 31, 2007, Mr. Gilbane has advised us that the amounts paid to Gilbane Building Company represented less than 2% of such company's consolidated gross revenues.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own, or are part of a group that owns, more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of Forms 3, 4 and 5 and amendments thereto available to us and other information obtained from our directors and officers and 10% stockholders or otherwise available to us, we believe that no director, officer or beneficial owner of more than 10% of our common stock failed to file on a timely basis reports required pursuant to Section 16(a) of the Securities Exchange Act of 1934 for fiscal 2007, except Messrs. Johnson, Nixon and Leach and Ms. Hood, each of whom filed a Form 4 on January 30, 2008 reporting the forfeiture of stock options under the 1998 Stock Incentive Plan which occurred on February 5, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of April 18, 2008, for:

•
each NEO;

•
each director;

•
all executive officers and directors as a group; and

•
each person known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock.

The information (other than with respect to our directors and executives) is based on a review of statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(f) and 13(g) of the Securities Exchange Act of 1934 with respect to our common stock.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

	Common Stock Beneficially Owned(1)
Name	Number	Percent of Class
Executive Officers and Directors:
Eugene B. Johnson(2)	548,703	0.6%
Peter G. Nixon(3)	84,263	*
Walter E. Leach, Jr.(4)	176,431	0.2%
John P. Crowley(5)	117,708	0.1%
Shirley J. Linn(6)	112,895	0.1%
Patricia Garrison Corbin(7)	300	*
David L. Hauser(8)	1,300	*
Robert S. Lilien(9)	—	*
Claude C. Lilly(10)	1,500	*
Jane E. Newman(11)	—	*
Thomas F. Gilbane, Jr.(12).	—	*
Robert A. Kennedy(13)	—	*
Michael R. Tuttle(14)	—	*
All directors and executive officers of FairPoint as a group (15 persons)(15)	1,082,603	1.2%
5% Stockholders:
Wellington Management Company, LLP(16)	5,128,709	5.8%

  * Less than 0.1%.

  (1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable. The percentage of beneficial ownership is based on 89,020,957 shares of our common stock outstanding as of April 18, 2008.

  (2) With respect to shares beneficially owned: (i) includes 67,863 shares of our common stock issuable upon exercise of stock options that are either currently exercisable or become exercisable during the next 60 days, (ii) does not include 47,373 shares of our common stock issuable upon exercise of stock options that are not currently exercisable or do not become exercisable during the next 60 days, (iii) does not include any performance units issued pursuant to the FairPoint Communications, Inc. 2008 Long Term Incentive Plan and (iv) includes 99,999 shares of restricted stock awarded under our 2005 Stock Incentive Plan.

  (3) With respect to shares beneficially owned: (i) includes 26,259 shares of our common stock issuable upon exercise of stock options that are either currently exercisable or become exercisable during the next 60 days, (ii) does not include 5,947 shares of our common stock issuable upon exercise of stock options that are not currently exercisable or do not become exercisable during the next 60 days, (iii) does not include 1,982 shares of common stock underlying unvested restricted stock units, (iv) includes 22,065 shares of restricted stock awarded under our 2005 Stock Incentive Plan and (v) includes 60 shares of common stock owned by Mr. Nixon's spouse and children.

  (4) With respect to shares beneficially owned: (i) includes 77,364 shares of our common stock issuable upon exercise of stock options that are either currently exercisable or become exercisable during the next 60 days, (ii) does not include 1,579 shares of common stock underlying unvested restricted stock units and (iii) includes 31,364 shares of restricted stock awarded under our 2005 Stock Incentive Plan.

  (5) With respect to shares beneficially owned, includes 66,725 shares of restricted stock awarded under our 2005 Stock Incentive Plan.

  (6) With respect to shares beneficially owned: (i) includes 19,868 shares of our common stock issuable upon exercise of stock options that are either currently exercisable or become exercisable during the next 60 days, (ii) does not include 3,553 shares of our common stock issuable upon exercise of stock options that are not currently exercisable or do not become exercisable during the next 60 days, (iii) does not include 1,184 shares of common stock underlying unvested restricted stock units and (iv) includes 51,705 shares of restricted stock awarded under our 2005 Stock Incentive Plan.

  (7) With respect to shares beneficially owned: (i) does not include 4,668 restricted units awarded under our 2005 Stock Incentive Plan, which units are subject to certain vesting requirements and (ii) does not include 7,938 restricted units awarded under our 2005 Stock Incentive Plan, which units are vested but for which shares of common stock will not be issued until the occurrence of certain events set forth in our 2005 Stock Incentive Plan.

  (8) With respect to shares beneficially owned: (i) does not include 4,668 restricted units awarded under our 2005 Stock Incentive Plan, which units are subject to certain vesting requirements, (ii) does not include 7,938 restricted units awarded under our 2005 Stock Incentive Plan, which units are vested but for which shares of common stock will not be issued until the occurrence of certain events set forth in our 2005 Stock Incentive Plan and (iii) includes 800 shares of common stock owned by Mr. Hauser's spouse.

  (9) With respect to shares beneficially owned: (i) does not include 4,668 restricted units awarded under our 2005 Stock Incentive Plan, which units are subject to certain vesting requirements and (ii) does not include 5,941 restricted units awarded under our 2005 Stock Incentive Plan, which units are vested but for which shares of common stock will not be issued until the occurrence of certain events set forth in our 2005 Stock Incentive Plan.

  (10) With respect to shares beneficially owned: (i) does not include 4,668 restricted units awarded under our 2005 Stock Incentive Plan, which units are subject to certain vesting requirements and (ii) does not include 7,938 restricted units awarded under our 2005 Stock Incentive Plan, which units are vested but for which shares of common stock will not be issued until the occurrence of certain events set forth in our 2005 Stock Incentive Plan. 500 shares owned by Mr. Lilly are held in a brokerage firm margin account and serve as collateral for any indebtedness attributable to such account.

  (11) With respect to shares beneficially owned: (i) does not include 4,668 restricted units awarded under our 2005 Stock Incentive Plan, which units are subject to certain vesting requirements and (ii) does not include 1,259 restricted units awarded under our 2005 Stock Incentive Plan, which units are vested but for which shares of common stock will not be issued until the occurrence of certain events set forth in our 2005 Stock Incentive Plan.

  (12) With respect to shares beneficially owned, does not include 4,448 restricted units awarded under our 2005 Stock Incentive Plan, which units are subject to certain vesting requirements.

  (13) With respect to shares beneficially owned, does not include 4,448 restricted units awarded under our 2005 Stock Incentive Plan, which units are subject to certain vesting requirements.

  (14) With respect to shares beneficially owned, does not include 4,448 restricted units awarded under our 2005 Stock Incentive Plan, which units are subject to certain vesting requirements.

  (15) With respect to shares beneficially owned: (i) includes 206,210 shares of our common stock issuable upon exercise of stock options that are either currently exercisable or become exercisable during the next 60 days, (ii) does not include 11,521 shares of our common stock issuable upon exercise of stock options that are not currently exercisable or do not become exercisable during the next 60 days, (iii) does not include 5,298 shares of common stock underlying unvested restricted stock units, (iv) does not include any performance units issued pursuant to the FairPoint Communications, Inc. 2008 Long Term Incentive Plan, (v) includes 286,265 shares of restricted stock awarded under our 2005 Stock Incentive Plan and (vi) does not include 67,698 restricted units awarded under our 2005 Stock Incentive Plan.

  (16) The securities beneficially owned by Wellington Management Company, LLP, in its capacity as investment advisor, are owned of record by clients of Wellington Management Company, LLP.

PROPOSAL 1:
ELECTION OF DIRECTORS

Our board of directors currently consists of nine directors. Our directors are divided into three classes having staggered three-year terms, so that the term of one class expires at each annual meeting of stockholders. Three nominees will be proposed for election as class III directors at the annual meeting to hold office until the annual meeting in 2011 and until their successors are duly elected and qualified.

It is intended that the persons named in the accompanying proxy will vote to elect the three nominees listed below unless authority to vote is withheld. Each nominee will serve until the annual meeting of stockholders at which his or her term expires or until an earlier resignation or retirement or until a successor is elected and qualifies to serve.

We expect that each of the nominees will be available for election. However, if a vacancy in the slate of nominees is caused by death or other unexpected occurrence, it is intended that shares represented by the accompanying proxy will be voted for the election of a substitute nominee selected by the persons named in the proxy.

Nominees for Election as Directors

Three directors, Claude C. Lilly, Robert S. Lilien and Thomas F. Gilbane, Jr., currently serve as class III directors whose terms expire at the annual meeting. Messrs. Lilly, Lilien and Gilbane have been nominated by our board of directors to stand for re-election at the annual meeting for a three-year term expiring in 2011.

The table below sets forth the names, ages as of May 1, 2008, and existing positions with us held by each nominee:

Name	Age	Office or Position Held
Claude C. Lilly	61	Director, Chair of the Audit Committee of the Board of Directors of FairPoint, Member of the Corporate Governance Committee of the Board of Directors of FairPoint
Robert S. Lilien	60	Director, Member of the Audit Committee of the Board of Directors of FairPoint
Thomas F. Gilbane, Jr.	60	Director, Member of the Compensation Committee of the Board of Directors of FairPoint

Vote Required; Recommendation

Directors will be elected by a plurality of the votes cast so long as a quorum is present at the annual meeting. Unless otherwise indicated on the proxy, properly executed proxies will be voted to elect the nominees for director. The board of directors recommends that stockholders vote "FOR" all of the nominees for election as directors.

PROPOSAL 2:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008, and further directed that the appointment of Ernst & Young LLP be submitted for ratification by the stockholders at the annual meeting. Ernst & Young LLP was appointed as our independent registered public accounting firm in March 2008. We have been advised by Ernst & Young LLP that neither that firm nor any of its associates has any relationship with us or our subsidiaries other than the usual relationship that exists between independent certified public accountants and clients.

Prior to March 2008, KPMG LLP was our independent registered public accounting firm. On March 18, 2008, KPMG LLP was dismissed and Ernst & Young LLP was engaged as our independent registered public accounting firm. The decision to change accountants was approved by the audit committee of the board of directors of FairPoint.

During the two fiscal years ended December 31, 2007, and in the subsequent interim period through March 18, 2008, there were no: (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, except that KPMG LLP advised FairPoint of the following material weakness: management oversight and review procedures designed to monitor the effectiveness of control activities in FairPoint's northern New England division were ineffective.

The audit reports of KPMG LLP on the consolidated financial statements of FairPoint Communications, Inc. and subsidiaries as of December 31, 2007 and 2006 and for the three years ended December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG LLP's report on the consolidated financial statements of FairPoint as of and for the three years ended December 31, 2007, contained a separate paragraph stating that "As discussed in note 2 to the consolidated financial statements, the Company adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109, effective January 1, 2007 and the provisions of Statement of Financial Accounting Standards (SFAS) No. 123 (revised 2004), Share-Based Payment, effective January 1, 2006."

The audit report of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG LLP's report indicates that FairPoint did not maintain effective internal control over financial reporting as of December 31, 2007 because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states management oversight and review procedures designed to monitor the effectiveness of control activities in FairPoint's northern New England division were ineffective.

On March 18, 2008, FairPoint approved the engagement of Ernst & Young LLP as its new independent registered public accounting firm to audit the Company's financial statements for the year ending December 31, 2008 and to review the financial statements to be included in FairPoint's quarterly reports on Form 10-Q for each of the financial quarters of 2008. The decision to engage Ernst & Young LLP as FairPoint's independent registered public accounting firm was approved by the audit committee of the board of directors of FairPoint.

Ernst & Young LLP audited Spinco's financial statements for the years ended December 31, 2005, 2006 and 2007. Spinco will be treated as the acquiror in the merger for accounting purposes. Except for Ernst & Young LLP's role as the independent registered public accounting firm for Spinco and except that, in the role as the independent registered public accounting firm of Spinco, Ernst & Young LLP has audited the financial statements that will become the historical financial statements of FairPoint, prior to the engagement of Ernst & Young LLP, neither FairPoint nor anyone on behalf of FairPoint consulted with Ernst & Young LLP during FairPoint's two most recent fiscal years and through the subsequent interim period regarding either:

  1.  the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on FairPoint's financial statements (as described in Item 304 (a)(2)(i) of Regulation S-K of the Securities Act of 1933, as amended); or

  2.  any matter that was either a subject of disagreement or event (as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instruction to Item 304), or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K of the Securities Act of 1933, as amended).

FairPoint has participated in discussions with Ernst & Young LLP, in its capacity as Spinco's auditors, in connection with certain discussions regarding the potential impact of the merger on FairPoint's 2008 financial statements. Our audit committee believes that Ernst & Young LLP's experience with Spinco will be a benefit in future audits of the Company.

We understand that a representative from Ernst & Young LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. We understand that a representative from KPMG LLP will not be present at the annual meeting.

Stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is not required. However, the appointment is being submitted for ratification at the annual meeting with a view toward soliciting the stockholders' opinions, which the board of directors will take into consideration in future deliberations. If the appointment of Ernst & Young LLP is not ratified at the annual meeting, the board of directors will consider the engagement of other independent registered public accounting firms. The board of directors may terminate the engagement of Ernst & Young LLP as our independent registered public accounting firm without the approval of our stockholders whenever the board of directors deems termination necessary or appropriate.

Vote Required; Recommendation

The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. The board of directors recommends that stockholders vote "FOR" ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2008.

Principal Accounting Fee Information

The following table sets forth the aggregate fees paid or payable to KPMG LLP, our independent registered public accounting firm prior to March 18, 2008, relating to services rendered for our fiscal years ended December 31, 2007 and 2006:

	Fiscal Year 2006	Fiscal Year 2007
Audit Fees(1)	$1,175,000	$2,277,000
Audit Related Fees(2)	12,000	17,000
Tax Fees(3)	237,000	316,000
All Other Fees	—	—

  (1) Audit fees include amounts billed to us related to annual financial statement audit work and quarterly financial statement reviews. These amounts also include the review of documents filed with the Securities and Exchange Commission, accounting consultations related to the annual audit and preparation of letters for underwriters and other requesting parties with respect to the merger and related transactions.

  (2) Audit-Related Fees consist of fees for audits of financial statements of the Company's employee benefit plan.

  (3) Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, return preparation and tax audits.

We paid no fees to Ernst & Young LLP in 2007.

Audit Committee Pre-Approval Policy

In accordance with our audit committee pre-approval policy, all audit and non-audit services performed for us by our independent accountants were pre-approved by our audit committee. For 2007, our audit committee considered whether the provision of non-audit services was compatible with maintaining the independence of KPMG LLP and concluded that it was.

Our audit committee's pre-approval policy provides that our independent registered public accounting firm shall not provide services that have the potential to impair or appear to impair the independence of the audit role. The pre-approval policy requires our independent registered public accounting firm to provide an annual engagement letter to our audit committee outlining the scope of the audit services proposed to be performed during the fiscal year. Upon the audit committee's acceptance of and agreement with such engagement letter, the services within the scope of the proposed audit services shall be deemed pre-approved pursuant to the policy.

The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services and requires the specific pre-approval by the audit committee, prior to engagement, of such services, other than audit services covered by the annual engagement letter. In addition, services to be provided by our independent registered public accounting firm that are not within the category of pre-approved services must be approved by the audit committee prior to engagement, regardless of the service being requested or the dollar amount involved.

Requests or applications for services that require specific separate approval by the audit committee are required to be submitted to the audit committee by both management and the independent registered public accounting firm, and must include a detailed description of the services to be provided and a joint statement confirming that the provision of the proposed services does not impair the independence of the independent registered public accounting firm.

The audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee is prohibited from delegating to management its responsibilities to pre-approve services to be performed by our independent registered public accounting firm.

PROPOSAL 3:
APPROVAL OF THE FAIRPOINT COMMUNICATIONS, INC. 2008 LONG TERM INCENTIVE PLAN

The Board of Directors proposes that stockholders approve the FairPoint Communications, Inc. 2008 Long Term Incentive Plan. The Board of Directors adopted the FairPoint Communications, Inc. 2008 Long Term Incentive Plan on March 27, 2008, subject to the approval of the Company's stockholders.

The Long Term Incentive Plan permits the grant of options to purchase shares of the Company's common stock, stock appreciation rights, which we refer to as SARs, restricted stock awards, and performance awards to key employees of the Company and to non-employee members of the Board of Directors. You are being asked to approve the Long Term Incentive Plan because the Board believes it will promote the long term financial success of the Company and increase total stockholder returns by (i) motivating superior performance by means of performance related incentives, (ii) encouraging and providing for the acquisition of an ownership interest in the Company by its employees and directors and (iii) enabling the Company to attract and retain the services of outstanding employees, officers and directors.

The primary features of the FairPoint Communications, Inc. 2008 Long Term Incentive Plan are described below. The following description is qualified entirely by reference to the text of the FairPoint Communications, Inc. 2008 Long Term Incentive Plan which is attached hereto as Annex A. The Long Term Incentive Plan must be approved by holders of a majority of the shares of common stock represented at the annual meeting.

Administration

The compensation committee of the board of directors of FairPoint will administer the FairPoint Communications, Inc. 2008 Long Term Incentive Plan. The compensation committee will have the authority to select the employees who will participate in the FairPoint Communications, Inc. 2008 Long Term Incentive Plan and to grant options and SARs and to make restricted stock awards and performance awards to participants upon such terms as the compensation committee considers appropriate. In addition, the compensation committee will have complete authority to interpret all provisions of the FairPoint Communications, Inc. 2008 Long Term Incentive Plan, to adopt, amend and rescind rules and regulations pertaining to the administration of the FairPoint Communications, Inc. 2008 Long Term Incentive Plan and to make all other determinations necessary or desirable for the administration of the FairPoint Communications, Inc. 2008 Long Term Incentive Plan.

The compensation committee may delegate its authority to administer the FairPoint Communications, Inc. 2008 Long Term Incentive Plan to a special committee. The Compensation Committee, however, may not delegate its authority with respect to grants and awards to individuals who are "covered employees" under Code Section 162(m) or Section 16 of the Securities Exchange Act of 1934, as amended. As used in this summary the term administrator means the compensation committee and any delegate, as appropriate.

Eligibility

Any regular, full time employee of the Company and any non-employee member of the board of directors is eligible to participate in the FairPoint Communications, Inc. 2008 Long Term Incentive Plan. The administrator selects the employees and directors who will be participants, and the terms, conditions and limitations applicable to each award under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan. The Company anticipates that approximately 35 key employees and all eight non-employee members of the board of directors will participate in the FairPoint Communications, Inc. 2008 Long Term Incentive Plan.

Types of Awards Available under the Long Term Incentive Plan

Options.    A stock option entitles the participant to purchase shares of Company common stock at an option price. The option price will be fixed by the administrator at the time the option is granted, but the price cannot be less than the fair market value of the shares subject to the option on the date of grant. The option price may be paid in cash or, with the administrator's consent, with shares of common stock, or a combination of cash and common stock. Options may be exercised at such times and subject to such conditions as may be prescribed by the administrator. The maximum period in which an option may be exercised will be fixed by the administrator at the time the option is granted but cannot exceed ten years.

Options granted under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan may be incentive stock options, which we refer to as ISOs or nonqualified stock options. No employee may be granted ISOs (under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan or any other plan of the Company) that are first exercisable in a calendar year for common stock having an aggregate fair market value (determined as of the date the option is granted) exceeding $100,000. In addition, no participant may be granted options in any calendar year for more than 500,000 shares of FairPoint common stock.

SARs.    SARs generally entitle a participant to receive the excess of the fair market value of a share of common stock on the date of exercise over the initial value of the SAR. The initial value of the SAR is the fair market value of a share of common stock on the date of grant. The Long Term Incentive Plan provides that the administrator may prescribe that the participant will realize appreciation on a different basis. For example, the administrator may limit the amount of appreciation that may be realized upon the exercise of a SAR.

SARs may be exercised at such times and subject to such conditions as may be prescribed by the administrator. The maximum period in which a SAR may be exercised will be fixed by the administrator at the time the SAR is granted but cannot exceed ten years.

No participant may be granted more than 500,000 SARs in any calendar year.

Restricted Stock Awards; Performance Awards.    The FairPoint Communications, Inc. 2008 Long Term Incentive Plan also permits the grant of shares of common stock as restricted stock or restricted units, which we refer to collectively as restricted stock awards, or performance stock or performance units, which we refer to collectively as performance awards.

A restricted stock award will be forfeitable or otherwise restricted until certain conditions are satisfied. These conditions may include, for example, a requirement that the participant complete a specified period of service or that certain objectives be achieved. The objectives may be based on the performance criteria described below. A restricted stock award will be restricted for a period of at least three years.

A performance award is an award stated with reference to a number of shares of FairPoint common stock that entitles the holder to receive a payment (in cash, common stock or a combination of cash and common stock) equal to the fair market value of the common stock if the performance objectives are achieved. The performance objectives may be stated with respect to the criteria described below. The performance measurement period shall be at least one year.

No participant may receive restricted stock awards and performance awards in any calendar year for more than 500,000 shares.

Performance Measures

As noted above, a participant's rights under a restricted stock award or performance award may be subject to the satisfaction of performance objectives. Those performance objectives may be stated with reference to one or any combination of the following: (i) revenue growth; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings before interest, taxes and amortization; (iv) operating income; (v) pre or after tax income; (vi) cash flow; (vii) cash flow per share; (viii) net earnings; (ix) earnings per share; (x) return on equity; (xi) return on invested capital; (xii) return on assets; (xiii) economic value added (or an equivalent metric); (xiv) share price performance; (xv) total stockholder return; (xvi) improvement in or attainment of expense levels; (xvii) improvement in or attainment of working capital levels; or (xviii) debt reduction. Any of the performance objectives may be measured on a Company-wide basis or with respect to one or more business units or divisions and either in absolute terms or relative to the performance of one or more comparable companies, an index of comparable companies or another external measure of the performance.

Recoupment of Awards

If within twelve months of the payment of any award under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan, the Company is required to prepare an accounting restatement due to material noncompliance by the Company with any financial reporting requirement under the securities laws, then the participant will be required to forfeit and repay to the Company the award (or portion thereof) that would not have been earned hereunder absent such materially non-complying financial reporting.

Deferral of Stock Awards

The FairPoint Communications, Inc. 2008 Long Term Incentive Plan includes a deferral feature under which the administrator may permit participants to defer payment of an award. Any award deferred under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan will be converted into common stock units and credited to a deferred stock account for the benefit of the participant. The administrator may provide a deferral incentive by providing a credit of additional common stock units to the deferred stock account. During the deferral period, the participant's account is credited with an amount equal to the dividends that would have been paid on the whole shares of common stock credited to the deferred stock account. Deferred benefits will be paid to a participant in either a single sum or in installments in accordance with the participant's distribution election.

Transferability

Options, SARs, restricted stock awards and performance awards generally will be nontransferable except by will or the laws of descent and distribution. The administrator may (but need not) permit other transfers of awards.

Share Authorization

A total of 9,500,000 shares of FairPoint's common stock will be available for issuance under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan pursuant to the exercise of SARs and options, the grant of restricted stock awards and the settlement of performance awards and deferred stock awards. Any shares subject to any award that for any reason is canceled, terminated or otherwise settled without the issuance of any common stock (including shares tendered by a participant to pay the exercise price of any options or to satisfy any tax withholding obligations) will be available for further awards under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan. Any shares repurchased by the Company with option exercise proceeds will also be available for award under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan. For April 25, 2008, the closing price of our common stock was $9.32.

The number of shares available for issuance under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan will be adjusted, as the administrator determines is appropriate, in the event of a corporate transaction involving the Company (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares). The terms of outstanding awards and the calendar year limitations on individual grants also will be adjusted by the administrator to reflect such changes.

Amendment and Termination

No options, SARs, restricted stock awards or performance awards may be granted under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan after the tenth anniversary of the date it is approved by the Company's stockholders. The compensation committee may, at any time and from time to time, amend, modify or terminate the FairPoint Communications, Inc. 2008 Long Term Incentive Plan without stockholder approval; provided, however, that the compensation committee may condition any amendment or modification on the approval of stockholders of FairPoint if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the FairPoint Communications, Inc. 2008 Long Term Incentive Plan shall adversely affect any award previously granted under the Plan, without the written consent of the participant.

Acceleration of Awards

Upon the occurrence of a change in control, as defined in the FairPoint Communications, Inc. 2008 Long Term Incentive Plan, all outstanding options and SARs held by participants will become fully exercisable and all restrictions and performance conditions on outstanding restricted stock awards and performance awards held by such participants will lapse, unless prior to the change in control, the administrator determines that outstanding awards under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan will be honored or assumed by a participant's employer immediately after the change in control.

Federal Income Tax Consequences

The following is a brief general description of the consequences under the Code and current federal income tax regulations of the receipt or exercise of awards under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan.

Nonqualified Stock Options.    There will be no federal income tax consequences to either the Company or the participant upon the grant of nonqualified stock option. The participant will realize ordinary income on the exercise of the nonqualified stock option in an amount equal to the excess of the fair market value of the common stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the common stock will constitute short term or long term capital gain, depending on the participant's holding period.

Incentive Stock Options.    There will be no federal income tax consequences to either the Company or the participant upon the grant of an ISO or the exercise thereof by the participant, except that upon exercise of an ISO, the participant may be subject to alternative minimum tax on certain items of tax preference. If the participant holds the shares of common stock for the greater of two years after the date the option was granted or one year after the acquisition of such shares of common stock (the "required holding period"), the difference between the aggregate option price and the amount realized upon disposition of the shares of common stock will constitute long term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of common stock are disposed of in a sale, exchange or other disqualifying disposition during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the common stock purchased at the time of exercise over the aggregate option price, and the Company will be entitled to a federal income tax deduction equal to such amount.

SARs.    A participant receiving a SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company.

Performance Awards.    A participant receiving performance awards will not recognize income and the Company will not be allowed a tax deduction at the time the award is granted. When a participant receives payment of performance shares, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company.

Restricted Stock Awards.    Unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and the Company will not be allowed a tax deduction, until such time as the shares first become transferable or are no longer subject to a substantial risk of forfeiture. At such time, the participant will recognize ordinary income equal to the fair market value of the common stock and the Company will be entitled to a corresponding tax deduction at that time (subject to Code Section 162(m) limitations).

Transfers of Awards.    The compensation committee may, but is not required to, permit the transfer of nonqualified stock options and other awards granted under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan. Based on current tax and securities regulations, such transfers, if permitted, are likely to be limited to gifts of nonqualified stock options to members of the participant's immediate family or certain entities controlled by the participant or such family members. The following paragraphs summarize the likely income, estate, and gift tax consequences to the participant, the Company and the transferee, under present federal tax regulations, upon the transfer and exercise of such options. The tax effect of transferring nonqualified stock options may vary depending upon the particular circumstances. Under the Code, ISOs cannot be transferred other than by will or the laws of descent and distribution.

Federal Income Tax.    There will be no federal income tax consequences to the participant, the Company or the transferee upon the transfer of a nonqualified stock option. However, the participant will recognize ordinary income when the transferee exercises the option, in an amount equal to the excess of (a) the fair market value of the option shares upon the exercise of such option over (b) the exercise price, and the Company will be allowed a corresponding deduction, subject to certain limitations under Code Section 162(m). The gain, if any, realized upon the transferee's subsequent sale or disposition of the option shares will constitute short term or long term capital gain to the transferee, depending on the transferee's holding period. The transferee's basis in the stock will be the fair market value of such stock at the time of exercise of the option.

Federal Estate and Gift Tax.    If a participant transfers a nonqualified stock option to a transferee during the participant's life but before the option has become exercisable, the participant will not be treated as having made a completed gift for federal gift tax purposes until the option becomes exercisable. However, if the participant transfers a fully exercisable option during life, the participant will be treated as having made a completed gift for federal gift tax purposes at the time of the transfer. If a participant transfers an option by reason of the participant's death, the option will be included in the participant's gross estate for federal estate tax purposes. The value of such option for federal estate or gift tax purposes may be determined using a "Black-Scholes" or other appropriate option pricing methodology, in accordance with Internal Revenue Service requirements.

Benefits to Named Executive Officers and Others

On March 27, 2008, the board of directors approved a recommendation by the compensation committee to award a target of 245,000 performance units to Eugene B. Johnson for the performance period beginning April 1, 2008 and ending December 31, 2009. On April 1, 2008, we entered into a performance unit award agreement, which we refer to as the award agreement, with Mr. Johnson evidencing such award. The actual number of performance units earned by Mr. Johnson will be based on the following table and the "value" of our common stock as of December 31, 2009:

Value of the Company's Common Stock as of December 31, 2009	Number of Performance Units Earned
Less than $19.94	0
$19.94	136,111
$21.94	245,000
$23.94	334,100
$25.94 or higher	408,333

The number of performance units earned for a value between any of the amounts set forth in the table above will be determined by linear interpolation. For these purposes, "value" means the sum of (i) the average of the closing prices for shares of our common stock during the 30 day trading period ending December 31, 2009 and (ii) all cash dividends paid by us with respect to a share of its common stock during the period from April 1, 2008 through December 31, 2009.

If Mr. Johnson's employment with us terminates prior to December 31, 2009 for any reason other than termination by us without cause or his death or disability, he will forfeit the performance units. If we terminate Mr. Johnson's employment without cause prior to December 31, 2009, the performance units will remain outstanding and will be earned as if his employment with us had continued through December 31, 2009. If Mr. Johnson's employment with us terminates prior to December 31, 2009 due to his death or disability, he will be deemed to have earned all 245,000 of the target performance units awarded to him.

In the event we undergo a change of control prior to December 31, 2009, the number of performance units earned by Mr. Johnson will be based on the value of our common stock immediately prior to the change in control and all cash dividends paid by us with respect to a share of its common stock during the period April 1, 2008 through the change in control date.

At its meeting on March 27, 2008, the board of directors also approved a recommendation by the compensation committee to authorize our Chief Executive Officer to award performance units to certain key employees within certain guidelines approved by the board of directors. The guidelines permit the chief executive to award performance units for 2008 fiscal year performance and for performance during the period beginning April 1, 2008 and ending December 31, 2009.

Each performance unit award for the 2008 fiscal year performance will entitle the holder to earn performance units having a value equal to three times the 2008 bonus earned by the holder under the Annual Incentive Plan.

Each performance unit award for performance during the April 1, 2008 through December 31, 2009 period will provide a target performance unit award equal to a percentage of the holder's base salary. The target percentages are 100% for executive vice presidents and more senior employees, 50% for senior vice presidents and 25% for vice presidents. The actual number of performance units earned will be based on the following table and the value of our common stock (as defined above) as of December 31, 2009:

Value of the Company's Common Stock as of December 31, 2009	Percentage of Target Performance Units Earned
Less than $19.94	0%
$19.94	40%
$21.94	100%
$23.94	150%
$25.94 or higher	200%

The percentage earned for a value between any of the amounts set forth in the table above will be determined by linear interpolation. For these purposes, "value" means the sum of (i) the average of the closing prices for shares of our common stock during the 30 day trading period ending December 31, 2009 and (ii) all cash dividends paid by us with respect to a share of its common stock during the period from April 1, 2008 through December 31, 2009.

If a holder's employment with us terminates prior to the end of the applicable performance period for any reason other than termination by us without cause or the holder's death or disability, the holder will forfeit the performance units. If we terminate the holder's employment without cause prior to the end of the performance period, the performance units will remain outstanding and be earned as if his or her employment with us had continued through the end of the performance period. If the holder's employment with us terminates prior to the end of the performance period due to his or her death or disability, or if we undergo a change in control prior to the end of the performance period, the holder will be deemed to have earned 100% of the target performance units awarded to him or her.

Any future awards under the FairPoint Communications, Inc. 2008 Long Term Incentive Plan will be made at the discretion of the administrator. Consequently, it is not presently possible to determine either the future benefits or amounts that will be received by any particular person or group pursuant to the FairPoint Communications, Inc. 2008 Long Term Incentive Plan.

Vote Required; Recommendation

The affirmative vote of a majority of the votes cast at the annual meeting is required to approve the FairPoint Communications, Inc. 2008 Long Term Incentive Plan. The board of directors recommends that stockholders vote "FOR" approval of the FairPoint Communications, Inc. 2008 Long Term Incentive Plan.

PROPOSAL 4:
APPROVAL OF THE FAIRPOINT COMMUNICATIONS, INC. 2008 ANNUAL INCENTIVE PLAN

The board of directors of FairPoint proposes that the stockholders approve the FairPoint Communications, Inc. 2008 Annual Incentive Plan. The board of directors adopted the FairPoint Communications, Inc. 2008 Annual Incentive Plan on March 27, 2008, subject to the approval of the FairPoint stockholders. The FairPoint Communications, Inc. 2008 Annual Incentive Plan provides for the award of annual incentive bonuses to our named executive officers and certain of our other officers and employees. You are being asked to approve the FairPoint Communications, Inc. 2008 Annual Incentive Plan to preserve the Company's federal income tax deduction for the bonuses paid under the FairPoint Communications, Inc. 2008 Annual Incentive Plan to certain executives.

Section 162(m) of the Code limits how much the Company can deduct on its federal income tax return for compensation paid in a taxable year to an individual who, on the last day of the fiscal year, was either (i) the Chief Executive Officer or (ii) among the three other highest-compensated executive officers. Compensation that is considered "performance-based compensation" under Code Section 162(m) is not subject to this limit on deductible compensation if certain conditions are met. One such condition is that the stockholders initially approve the material terms of the performance goals and re-approve those material terms every five years. Your approval of this proposal will ensure that the Company is able to receive tax deductions for the full amount of performance based compensation paid to officers under the FairPoint Communications, Inc. 2008 Annual Incentive Plan.

The primary features of the FairPoint Communications, Inc. 2008 Annual Incentive Plan are described below. The following description is qualified entirely by reference to the text of the FairPoint Communications, Inc. 2008 Annual Incentive Plan which is attached hereto as Annex B.

Administration

The compensation committee of the board of directors of FairPoint will administer the FairPoint Communications, Inc. 2008 Annual Incentive Plan. The compensation committee will have the authority to select the employees who will participate in the FairPoint Communications, Inc. 2008 Annual Incentive Plan and to award annual incentive bonuses to participants upon such terms as the compensation committee considers appropriate. In addition, the compensation committee will have complete authority to interpret all provisions of the FairPoint Communications, Inc. 2008 Annual Incentive Plan, to adopt, amend and rescind rules and regulations pertaining to the administration of the FairPoint Communications, Inc. 2008 Annual Incentive Plan and to make all other determinations necessary or desirable for the administration of the FairPoint Communications, Inc. 2008 Annual Incentive Plan.

The compensation committee may delegate its authority to administer the FairPoint Communications, Inc. 2008 Annual Incentive Plan to a special committee. The compensation committee, however, may not delegate its authority with respect to grants and awards to individuals who are "covered employees" under Code Section 162(m). As used in this summary, the term administrator means the compensation committee and any delegate, as appropriate.

Eligibility

Any regular, full time employee of the Company or any subsidiary, including an employee who is also a member of the board of directors, is eligible to participate in the FairPoint Communications, Inc. 2008 Annual Incentive Plan. The administrator selects the employees who will be participants, and the terms, conditions and limitations applicable to each annual incentive bonus award under the FairPoint Communications, Inc. 2008 Annual Incentive Plan.

Performance Goals

Participants will receive an incentive bonus under the FairPoint Communications, Inc. 2008 Annual Incentive Plan after the end of a performance period if the Company and/or the employee achieves one or more performance goals during such performance period. The performance period is set by the administrator and will usually coincide with the Company's fiscal year. The performance goals will be set by the administrator at the beginning of the performance period. The administrator may base the performance goals on one or more of the following criteria: (i) revenue growth; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings before interest, taxes and amortization; (iv) operating income; (v) pre- or after-tax income; (vi) cash flow; (vii) cash flow per share; (viii) net earnings; (ix) earnings per share; (x) return on equity; (xi) return on invested capital; (xii) return on assets; (xiii) economic value added (or an equivalent metric); (xiv) Share price performance; (xv) total stockholder return; (xvi) improvement in or attainment of expense levels; (xvii) improvement in or attainment of working capital levels; or (xviii) debt reduction. Any of the criteria may measure performance on a Company-wide basis or with respect to one or more business units and either in absolute terms or relative to the performance of one or more comparable companies, an index of comparable companies or another external measure of the criteria.

The administrator will determine after the end of each performance period the extent to which the performance goals for the period have been achieved and the amount of the annual incentive earned by the participants for such performance. The administrator has the discretionary right to reduce or eliminate any annual incentive award based on individual performance or any other factors that the administrator deems appropriate.

Payment of Awards

All awards under the FairPoint Communications, Inc. 2008 Annual Incentive Plan for a performance period will be paid in cash following the end of the period. The maximum award that can be made under the FairPoint Communications, Inc. 2008 Annual Incentive Plan for a performance period is the lesser of (i) $2,500,000 or (ii) 300% of the participant's annual base salary as of the beginning of the performance period.

Recoupment of Awards

If within twelve months of the payment of any annual incentive bonus under the FairPoint Communications, Inc. 2008 Annual Incentive Plan, the Company is required to prepare an accounting restatement due to material noncompliance by the Company with any financial reporting requirement under the securities laws, then the participant will be required to forfeit and repay to the Company the annual incentive bonus (or portion thereof) that would not have been earned hereunder absent such materially non-complying financial reporting.

Amendment and Termination

The compensation committee may amend or terminate the FairPoint Communications, Inc. 2008 Annual Incentive Plan from time to time, except that no amendment will become effective until stockholder approved is obtained if the amendment would increase the maximum amount that may be paid to a participant for a performance period.

Federal Income Tax Consequences

All annual incentive awards paid under FairPoint Communications, Inc. 2008 Annual Incentive Plan are taxable to the participant as ordinary income when made. The FairPoint Communications, Inc. 2008 Annual Incentive Plan has been designed to comply with Section 162(m) of the Code by having all awards under the FairPoint Communications, Inc. 2008 Annual Incentive Plan qualify as performance-

based compensation. Therefore, the Company should be entitled to claim a federal income tax deduction for the full amount of any annual incentive award paid under the FairPoint Communications, Inc. 2008 Annual Incentive Plan.

Vote Required; Recommendation

The affirmative vote of a majority of the votes cast at the annual meeting is required to approve the FairPoint Communications, Inc. 2008 Annual Incentive Plan. The board of directors recommends that stockholders vote "FOR" approval of the FairPoint Communications, Inc. 2008 Annual Incentive Plan.

STOCKHOLDER PROPOSALS
FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT

Any proposal or proposals by a stockholder pursuant to the proxy solicitation rules of the Securities and Exchange Commission intended to be included in the proxy statement and proxy card relating to our 2009 annual meeting of stockholders must be received by us no later than December 29, 2008. In addition, if you desire to bring business (including director nominations) before our 2009 annual meeting of stockholders, you must comply with our bylaws, which require that you provide written notice of such business to our secretary, which notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the previous year's annual meeting. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to the 2009 annual meeting of stockholders any stockholder proposal which may be omitted from the proxy materials pursuant to applicable regulations of the Securities and Exchange Commission in effect at the time such proposal is received.

Notices of intention to present proposals at the 2009 annual meeting should be addressed to the Company, Attn: Secretary, 521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202.

ANNUAL REPORT

Our Annual Report for the year ended December 31, 2007 accompanies this proxy statement.

OTHER BUSINESS

We know of no other matter to come before the meeting. However, if any other matter requiring a vote of the stockholders should arise, it is the intention of the persons named in the proxy to vote such proxy in accordance with their best judgment.

ANNEX A

FAIRPOINT COMMUNICATIONS, INC.

2008 LONG TERM INCENTIVE PLAN

7.2 PERFORMANCE CRITERIA	A-10
7.3 DIVIDENDS; DIVIDEND EQUIVALENTS	A-10
7.4 TERMINATION OF EMPLOYMENT	A-11
7.5 SETTLEMENT OF PERFORMANCE UNITS	A-11
7.6 NEWLY ELIGIBLE PARTICIPANTS	A-11
ARTICLE VIII DEFERRED SHARES	A-11
8.1 DEFERRED SHARE AWARDS	A-11
8.2 VESTING OF DEFERRED SHARES AND SUPPLEMENTAL UNITS	A-12
8.3 DIVIDEND EQUIVALENTS	A-12
8.4 TERMINATION OF EMPLOYMENT	A-12
8.5 SETTLEMENT OF DEFERRED SHARES	A-12
8.6 FURTHER DEFERRAL ELECTIONS	A-13
ARTICLE IX CHANGE IN CONTROL	A-13
9.1 ACCELERATED VESTING AND PAYMENT	A-13
9.2 ALTERNATIVE AWARDS	A-13
9.3 TERMINATION OF EMPLOYMENT PRIOR TO CHANGE IN CONTROL	A-14
ARTICLE X STOCKHOLDER RIGHTS	A-14
ARTICLE XI FORFEITURE AND RECOUPMENT FOR FINANCIAL REPORTING MISCONDUCT	A-14
ARTICLE XII SECTION 409A OF THE CODE	A-14
ARTICLE XIII AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN	A-15
ARTICLE XIV DEFINITIONS	A-15
14.1 CERTAIN DEFINITIONS	A-15
14.2 GENDER AND NUMBER	A-18
ARTICLE XV MISCELLANEOUS PROVISIONS	A-18
15.1 NONTRANSFERABILITY OF AWARDS	A-18
15.2 BENEFICIARY DESIGNATION	A-18
15.3 NO GUARANTEE OF EMPLOYMENT OR PARTICIPATION	A-19
15.4 TAX WITHHOLDING	A-19
15.5 COMPLIANCE WITH LEGAL AND EXCHANGE REQUIREMENTS	A-19
15.6 INDEMNIFICATION	A-19

15.7 LEGEND	A-19
15.8 EFFECTIVE DATE	A-20
15.9 NO LIMITATION ON COMPENSATION	A-20
15.10 GOVERNING LAW	A-20
15.11 SEVERABILITY; BLUE PENCIL	A-20
15.12 NO IMPACT ON BENEFITS	A-20
15.13 NO CONSTRAINT ON CORPORATE ACTION	A-20
15.14 HEADINGS AND CAPTIONS	A-20

FAIRPOINT COMMUNICATIONS, INC.

2008 LONG TERM INCENTIVE PLAN

ARTICLE I

Purposes

        This FairPoint Communications, Inc. 2008 Long Term Incentive Plan is intended to foster and promote the long term financial success of the Company and the Subsidiaries and increase total stockholder returns by (i) motivating superior performance by means of performance related incentives, (ii) encouraging and providing for the acquisition of an ownership interest in the Company by its employees and directors and (iii) enabling the Company and its Subsidiaries to attract and retain the services of outstanding employees, officers and directors upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent. Capitalized terms are defined in Article XIV.

ARTICLE II

Powers of the Committee

        2.1    Power to Grant Awards.    The Committee shall determine the Participants to whom Awards shall be granted, the type or types of Awards to be granted and the terms and conditions of any and all such Awards. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Award and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

        2.2    Administration.    The Committee shall be responsible for the administration of the Plan, including, without limitation, determining which Participants receive Awards, what kind of Awards are made under the Plan and for what number of shares, and the other terms and conditions of each such Award. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing, amending and rescinding such rules and regulations as it may deem necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the greatest extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon the Company and its Subsidiaries, all Participants and any person claiming under or through any Participant. No term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code.

        2.3    Prohibition Against Repricing.    Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors or (ii) as a result of any Adjustment Event, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or base price of any outstanding Stock Appreciation Right or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or Stock Appreciation Rights previously granted.

        2.4    Delegation by the Committee.    The Committee may delegate its authority under this Plan; provided that the Committee shall in no event delegate its authority with respect to the compensation of any "covered employee" (as determined under Section 162(m) of the Code and the regulations thereunder) of the Company or any other individual whose compensation the Board or Committee reasonably believes may become subject to Section 162(m) of the Code.

        2.5    Participants Based Outside the United States.    The Committee, in order to conform with provisions of local laws and regulations in foreign countries in which the Company or its Subsidiaries operate, shall have sole discretion to (i) modify the terms and conditions of Awards granted to Participants employed outside the United States, (ii) establish subplans with modified exercise procedures and such other modifications as may be necessary or advisable under the circumstances presented by local laws and regulations, and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan or any subplan established hereunder.

ARTICLE III

Stock Subject to Plan

        3.1    Number.    Subject to the provisions of this Article III, the number of Shares subject to Awards under the Plan may not exceed 9,500,000 Shares. The Shares to be delivered under the Plan may consist, in whole or in part, of treasury stock or authorized but unissued Common Stock not reserved for any other purpose.

        3.2    Canceled, Terminated, or Forfeited Awards; Awards Settled for Cash.    Any Shares subject to any Award granted hereunder that for any reason is canceled, terminated or otherwise settled without the issuance of any Common Stock (including Shares tendered by a Participant to pay the exercise price of any Options or to satisfy any tax withholding obligations) shall be available for further Awards under this Plan. Any Shares repurchased by the Company with Option proceeds shall be available for Awards under this Plan. For purposes of this Article III, if a Stock Appreciation Right is granted in tandem with an Option so that only one may be exercised with the other being surrendered on such exercise, the number of Shares subject to the tandem Option and Stock Appreciation Right award shall only be taken into account once (and not as to both Awards).

        3.3    Individual Award Limitations.    Subject to Sections 3.1 and 3.4, (a) the maximum number of Shares with respect to which Options or Stock Appreciation Rights may be granted to any one Participant in any calendar year shall be 500,000; (b) the maximum number of Shares available for grant as ISOs pursuant to the Plan shall not exceed $100,000 in value in any calendar year; and (c) the maximum number of Shares available for grant as Restricted Stock, Restricted Units, Performance Stock or Performance Units to any one Participant in any calendar year shall be 500,000.

        3.4    Adjustment in Capitalization.    In the event of any Adjustment Event such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, the Committee shall, in such manner as the Committee shall deem equitable, adjust (a) the number and kind of Shares which thereafter may be awarded or optioned and sold under the Plan (including, without limitation, adjusting the limits on the number and types of certain Awards that may be made under the Plan), (b) the number and kinds of Shares subject to outstanding Options and other Awards and (c) the grant, exercise or conversion price with respect to any of the foregoing, provided that any adjustment to the exercise or conversion price of, or the number and kind of Shares subject to, outstanding Options or Stock Appreciation Rights that the Committee intends to be excluded from the coverage of Section 409A of the Code shall be made in accordance with the requirements of Section 409A of the Code. In addition, the Committee may make provisions for a cash payment to a Participant or a person who has an outstanding Option or other Award for a fractional Share. The number of Shares subject to any Option or other Award shall always be a whole number.

ARTICLE IV

Stock Options

        4.1    Grant of Options.    The Committee shall have the power to grant Options that are "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") or that are non-statutory stock options ("NSOs") to any Participant and to determine (a) the number of ISOs and the number of NSOs to be granted to each Participant and (b) the other terms and conditions of such Awards. An Option shall be a NSO unless otherwise specified by the Committee at the time of grant. Each Option shall be evidenced by an Option agreement that shall specify (a) the type of Option granted, (b) the number of Shares to which the Option pertains, (c) the exercise price, (d) the period in which the Option may be exercised and (e) such terms and conditions not inconsistent with the Plan as the Committee shall determine.

        4.2    Exercise Price.    Options granted pursuant to the Plan shall have an exercise price that is not less than the Fair Market Value of a Share on the date the Option is granted.

        4.3    Vesting and Exercisability.    Options awarded under the Plan shall vest and become exercisable in accordance with the vesting schedule determined by the Committee, subject to the Participant's continuous employment with the Company or a Subsidiary from the date of grant through the applicable vesting date. No Option shall be exercisable for more than 10 years after the date on which it is granted.

        4.4    Payment.    The Committee shall establish procedures governing the exercise of Options. Without limiting the generality of the foregoing, the Committee may provide that payment of the exercise price may be made (a) in cash or its equivalent, (b) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest), (c) through an arrangement with a broker approved by the Company whereby payment of the exercise price is accomplished with the proceeds of the sale of Common Stock or (d) by any combination of the foregoing; provided that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such exercise price. No Shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the exercise price therefor and any required withholding or other similar taxes or governmental charges.

        4.5    Termination of Employment.    Unless otherwise determined by the Committee at or after the date of grant and except as provided in Article XII, in the event a Participant's employment terminates by reason of death or a Qualifying Termination of Employment, the Participant (or the Participant's beneficiary or legal representative) may exercise any Options (regardless of whether then exercisable) until the earlier of (a) the twelve-month anniversary of the date of such termination of employment and (b) the date such Options would otherwise expire but for the operation of this Section 4.5. Unless otherwise determined by the Committee at or after the date of grant, in the event a Participant's employment terminates for any reason other than death, a Qualifying Termination of Employment or Cause, the Participant may exercise any Option that is exercisable at the time of such termination of employment until the earlier of (a) the 90-day anniversary of the date of such termination of employment and (b) the date such Options would otherwise expire but for the operation of this Section 4.5, and any Option that is not then exercisable shall be forfeited and cancelled as of the date of such termination of employment. In the event that a Participant's employment is terminated for Cause (or, following the date the Participant's employment terminates, the Committee determines that circumstances exist such that the Participant's employment could have been terminated for Cause), any Options granted to such Participant, whether or not then vested, shall be forfeited and cancelled as of the date of such termination of employment.

ARTICLE V

Stock Appreciation Rights

        5.1    Grant of Stock Appreciation Rights.    Stock Appreciation Rights may be granted to any Participants, all Participants or any class of Participants at such time or times as shall be determined by the Committee. Stock Appreciation Rights may be granted only on a freestanding basis, and not related to any Option. A grant of a Stock Appreciation Right shall be evidenced by a written agreement containing such provisions not inconsistent with the Plan as the Committee shall approve.

        5.2    Terms and Conditions of Stock Appreciation Rights.    Unless otherwise determined by the Committee at or after the date of grant, the terms and conditions (including, without limitation, the exercise period of the Stock Appreciation Right, the vesting schedule applicable thereto and the impact of any termination of service on the Participant's rights with respect to the Stock Appreciation Right) applicable with respect to Stock Appreciation Rights shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Article IV above were the grant of the Stock Appreciation Rights a grant of an Option.

        5.3    Payment of Stock Appreciation Right Amount.    Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive payment, in cash, in Shares or in a combination thereof, as determined by the Committee, of an amount determined by multiplying the excess, if any, of the Fair Market Value of a Share at the date of exercise over the Stock Appreciation Right's base value or exercise price, by the number of Shares with respect to which the Stock Appreciation Rights are then being exercised.

ARTICLE VI

Restricted Stock and Restricted Units

        6.1    Grant of Restricted Stock and Restricted Units.    The Committee shall have the power to grant Restricted Stock or Restricted Units to any Participant and to determine (a) the number of shares of Restricted Stock and the number of Restricted Units to be granted to each Participant, (b) the Period(s) of Restriction and (c) the other terms and conditions of such Awards. The Committee shall require that the stock certificates evidencing any Restricted Stock or Restricted Units be held in the custody of the Secretary of the Company until the Period of Restriction lapses, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such award. Each grant of Restricted Stock or Restricted Units shall be evidenced by a written agreement setting forth the terms of such Award.

        6.2    Vesting of Restricted Stock and Restricted Units.    Restricted Stock or Restricted Units granted pursuant to Section 6.1 shall vest and become nonforfeitable, and the Period of Restriction with respect to such Restricted Stock or Restricted Units will lapse, in accordance with the vesting schedule determined by the Committee; provided that with respect to any Award of Restricted Stock or Restricted Units to any Participant other than a member of the Board who is not employed by the Company or a Subsidiary, the Period of Restriction shall not lapse (i) on any portion of such Award prior to the first anniversary of the grant date, (ii) with respect to more than one third of the shares or units underlying such Award prior to the second anniversary of the grant date, and (iii) with respect to more than two thirds of the shares or units underlying such Award prior to the third anniversary of the grant date.

        6.3    Dividends; Dividend Equivalents.

          (a)   Restricted Stock.    The Committee will determine at the time of grant whether and to what extent Participants holding outstanding Restricted Stock shall be entitled to receive any dividends paid with respect to such Shares of Restricted Stock.

          (b)   Restricted Units.    The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of a Restricted Unit, any Dividend Equivalents. To the extent provided by the Committee at or after the date of grant, any cash Dividend Equivalents credited to a Participant's account shall be deemed to have been invested in Shares on the record date established for the related dividend and, accordingly, a number of Restricted Units shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (i) the value of such Dividend Equivalents on the record date by (ii) the Fair Market Value of a Share on such date. Any additional Restricted Units credited in respect of Dividend Equivalents shall become vested and nonforfeitable, if at all, on the same terms and conditions as are applicable in respect of the Restricted Units with respect to which such Dividend Equivalents were payable.

        6.4    Termination of Employment.    Unless otherwise determined by the Committee at or after the date of grant and except as provided in Article XI, in the event a Participant's employment terminates by reason of a Qualifying Termination of Employment during the Period of Restriction, a pro rata portion of any Shares related to Restricted Stock or Restricted Units held by such Participant shall become nonforfeitable, based upon the percentage of which the numerator is the portion of the Period of Restriction that expired prior to the Participant's termination and the denominator is the number of days in the Period of Restriction. Unless otherwise determined by the Committee at or after the date of grant, in the event a Participant's employment terminates because of the Participant's death during the Period of Restriction, any Shares related to a Restricted Stock or Restricted Unit held by such Participant shall become nonforfeitable. Unless otherwise determined by the Committee at or after the date of grant, in the event a Participant's employment terminates for any reason other than death or a Qualifying Termination of Employment during the Period of Restriction, any Restricted Stock or Restricted Units held by such Participant shall be forfeited and cancelled as of the date of such termination of employment.

        6.5    Settlement of Restricted Units.    Unless otherwise determined by the Committee at or after the date of grant, when a Period of Restriction with respect to an Award of Restricted Units lapses and the Restricted Units become vested and nonforfeitable, the Participant shall receive (i) one Share for each such Restricted Unit (including additional Restricted Units credited in respect of Dividend Equivalents) or (ii) if the Committee so determines, the Committee may direct the Company to pay to the Participant the Fair Market Value of such Shares as of such payment date.

ARTICLE VII

Performance Awards

        7.1    Grant of Performance Stock and Performance Units.    The Committee shall have the authority to grant Performance Stock or Performance Units to any Participant and to determine (a) the number of Performance Stock and the number of Performance Units to be granted to each Participant, (b) the restrictions pursuant to which such Award is subject to forfeiture by reason of the Performance Criteria established by the Committee pursuant to Section 7.2 not being met in whole or in part and (c) the other terms and conditions of such Awards. Each grant of Performance Stock or Performance Units shall be evidenced by a written agreement setting forth the terms of such Award.

        7.2    Performance Criteria.

          (a)   Within 90 days after each Performance Period begins (or such other date as may be required or permitted under Section 162(m) of the Code, if applicable), the Committee shall establish the performance objective or objectives for the applicable Performance Period that must be satisfied in order for an Award to be vested and nonforfeitable (the "Performance Criteria"). Any such Performance Criteria will be based upon the relative or comparative achievement of one or more of the following criteria, or such other criteria, as may be determined by the Committee: (i) revenue growth; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings before interest, taxes and amortization; (iv) operating income; (v) pre- or after-tax income; (vi) cash flow; (vii) cash flow per share; (viii) net earnings; (ix) earnings per Share; (x) return on equity; (xi) return on invested capital; (xii) return on assets; (xiii) economic value added (or an equivalent metric); (xiv) Share price performance; (xv) total stockholder return; (xvi) improvement in or attainment of expense levels; (xvii) improvement in or attainment of working capital levels; or (xviii) debt reduction. Any of the performance objectives set forth above may measure performance on a Company-wide basis or with respect to one or more business units, divisions or Subsidiaries, and either in absolute terms, relative to the performance of one or more similarly situated companies, relative to the performance of an index covering a peer group of companies, or other external measures of the selected performance criteria. Any performance objective may measure performance on an individual basis, as appropriate.

          (b)   When establishing performance objectives for the applicable Performance Period, the Committee may exclude any or all "extraordinary items" as determined under U.S. generally acceptable accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or nonrecurring items, and the cumulative effects of accounting changes, and as identified in the Company's financial statements, notes to the Company's financial statements or management's discussion and analysis of financial condition and results of operations contained in the Company's most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act.

          (c)   The Performance Criteria related to Performance Stock or Performance Units shall be achieved upon the determination by the Committee that the objective or objectives for the applicable Performance Period have been attained, in whole or in part. The Committee may provide at the time of grant that in the event the objective or objectives are attained in part, a specified portion (which may be zero) of the Award will vest and become nonforfeitable and the remaining portion shall be forfeited. The Committee shall have the right to reduce or eliminate the portion of an Award that might otherwise vest hereunder based on individual performance or any other factors that the Committee, in its discretion, shall deem appropriate.

        7.3    Dividends; Dividend Equivalents.

          (a)   Performance Stock.    The Committee will determine whether and to what extent Participants who are granted Performance Stock shall be entitled to receive cash dividends.

          (b)   Performance Units.    The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of a Performance Unit, any Dividend Equivalents. To the extent provided by the Committee at or after the date of grant, any cash Dividend Equivalents with respect to the Performance Units credited to a Participant's account shall be deemed to have been invested in Shares on the record date established for the related dividend and, accordingly, a number of Performance Units, as the case may be, shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (i) the value of such Dividend Equivalents on the record date by (ii) the Fair Market Value of a Share on such date. Any additional Performance Unit credited in respect of Dividend Equivalents shall become vested and nonforfeitable, if at all, on the same terms and conditions as are applicable in respect of the Performance Unit with respect to which such Dividend Equivalents were payable.

        7.4    Termination of Employment.    Unless otherwise determined by the Committee at or after the date of grant and except as provided in Article XI, in the event that a Participant's employment terminates by reason of a Qualifying Termination of Employment during the Performance Period, any award of Performance Stock or Performance Units shall become vested and nonforfeitable at the end of the Performance Period as to that number of such Performance Stock or Performance Units, as the case may be, that is equal to that percentage, if any, of such Award that would have been earned had the Participant's employment not so terminated prior to the expiration of the Performance Period times a fraction, the numerator of which is the number of days employed during the Performance Period and the denominator of which is the total number of days during the Performance Period. Unless otherwise determined by the Committee at or after the date of grant, in the event that a Participant's employment terminates because of death during the Performance Period, any award of Performance Stock or Performance Units shall become vested and nonforfeitable at the end of the Performance Period as to that number of such Performance Stock or Performance Units, as the case may be, that is equal to that percentage, if any, of such Award that would have been earned had the Participant's employment not so terminated prior to the expiration of the Performance Period. Unless otherwise determined by the Committee at or after the date of grant, in the event a Participant's employment terminates for any reason other than death or a Qualifying Termination of Employment during the Performance Period, any Performance Stock or Performance Units held by such Participant shall be forfeited and cancelled as of the date of such termination of employment.

        7.5    Settlement of Performance Units.    Unless otherwise determined by the Committee at or after the date of grant, when the Performance Criteria with respect to an Award of Performance Units is achieved and the Performance Units become vested and nonforfeitable, the Participant shall receive (i) one Share for each such Performance Unit (including additional Performance Units credited in respect of Dividend Equivalents, if any) or (ii) such form of Award as elected by the Participant and approved by the Committee at or after the time of grant, including without limitation, cash, Common Stock, other awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

        7.6    Newly Eligible Participants.    Notwithstanding anything in this Article VII to the contrary, the Committee shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive an Award of Performance Stock or Performance Units after the commencement of a Performance Period.

ARTICLE VIII

Deferred Shares

        8.1    Deferred Share Awards.    The Committee shall have the authority to grant Deferred Shares to any Participant and to determine (i) the number of Deferred Shares granted to each Participant, (ii) the date such Deferred Shares shall become vested and (iii) the date such Deferred Shares will be payable to the Participant. In addition, on such date or dates as shall be established by the Committee and subject to such terms and conditions as the Committee shall determine, a Participant may be permitted to elect to defer receipt of all or a portion of his annual compensation and/or annual incentive bonus ("Deferred Amount") payable by the Company or a Subsidiary and receive in lieu thereof a number of Deferred Shares equal to the greatest whole number which may be obtained by dividing (i) the Deferred Amount by (ii) the Fair Market Value of a Share on the date such compensation or bonus would otherwise have been payable to the Participant. No Shares will be issued at the time an award of Deferred Shares is made and the Company shall not be required to set aside a fund for the payment of any such award. The Company will establish a separate account for the Participant and will record in such account the number of Deferred Shares awarded to the Participant. To the extent the Committee so determines, a Participant who elects to defer receipt of his or her compensation or bonus and receive Deferred Shares may also receive that number of supplemental Deferred Shares ("Supplemental Units") equal to the greatest whole number which may be obtained by dividing (i) such percentage of the Deferred Amount as is determined by the Committee by (ii) the Fair Market Value of a Share on the date of grant. Each grant of Deferred Shares and Supplemental Units shall be evidenced by a written agreement setting forth the terms of such Award ("Deferral Agreement").

        8.2    Vesting of Deferred Shares and Supplemental Units.    Unless otherwise determined by the Committee at or after the date of grant, the Deferred Shares together with any Dividend Equivalents credited with respect thereto, shall be fully vested at all times. The Supplemental Units together with any Dividend Equivalents credited with respect thereto, will become vested in accordance with the vesting schedule determined by the Committee, subject to the Participant's continuous employment with the Company or a Subsidiary through such vesting date.

        8.3    Dividend Equivalents.    The Committee will determine whether and to what extent Dividend Equivalents will be credited to the account of, or paid currently to, a recipient of Deferred Shares or Supplemental Units. To the extent provided by the Committee at or after the date of grant, any cash Dividend Equivalents with respect to the Deferred Shares and Supplemental Units deemed credited to a Participant's account shall be deemed to have been invested in Shares on the record date established for the related dividend and, accordingly, a number of Deferred Shares or Supplemental Units, as the case may be, shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (i) the amount of such Dividend Equivalent on the record date by (ii) the Fair Market Value of a Share on such date.

        8.4    Termination of Employment.    Unless otherwise determined by the Committee at or after the date of grant and except as provided in Article XI, in the event that a Participant's employment terminates by reason of death or a Qualifying Termination of Employment during the vesting period, any Supplemental Units (and related Dividend Equivalents, if any) granted to a Participant shall become vested and nonforfeitable. Unless otherwise determined by the Committee at or after the date of grant, in the event a Participant's employment terminates for any reason other than death, a Qualifying Termination of Employment or without Cause during the vesting period, any Supplemental Units (and related Dividend Equivalents, if any) held by such Participant, to the extent unvested, shall be forfeited and cancelled as of the date of such termination of employment. In the event that a Participant's employment is terminated for Cause (or, following the date the Participant's employment terminates, the Committee determines that circumstances exist such that the Participant's employment could have been terminated for Cause), any Supplemental Units (and related Dividend Equivalents, if any) granted to such Participant, whether or not then vested, shall be forfeited and cancelled as of the date of such termination of employment.

        8.5    Settlement of Deferred Shares.    Unless otherwise determined by the Committee at or after the date of grant and except as provided in Article XI, a Participant shall receive as of the date of such Participant's termination of employment (or such other date as may be elected by the Participant or required by the Committee in accordance with the rules and procedures of the Committee) (i) one Share for each Deferred Share credited to such Participant's account and (ii) subject to Section 8.4, one Share for each Supplemental Unit that shall have become vested. The Committee may provide in the Award agreement applicable to any Deferred Shares or Supplemental Units that, in lieu of issuing Shares, the Committee may direct the Company to pay to the Participant the Fair Market Value of such Shares as of such payment date.

        8.6    Further Deferral Elections.    A Participant may elect to further defer receipt of Shares issuable in respect of Deferred Shares (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to the original settlement date of such Deferred Shares (or any such installment thereof) and such election may not take effect until the expiration of such 12 month period. A further deferral opportunity does not have to be made available to all Participants, and different terms and conditions may apply with respect to the further deferral opportunities made available to different Participants.

ARTICLE IX

Change in Control

        9.1    Accelerated Vesting and Payment.    Subject to the provisions of Section 9.2, in the event of a Change in Control, (a)(i) all Options and Stock Appreciation Rights shall become exercisable, (ii) the Period of Restriction on all Restricted Stock, Restricted Units and freestanding Deferred Stock shall lapse immediately prior to such Change of Control, (iii) shares of Common Stock underlying Awards of Restricted Units and Deferred Stock shall be issued to each Participant then holding such Award immediately prior to such Change in Control or, at the discretion of the Committee (as constituted immediately prior to the Change in Control), (iv) any Performance Period in progress at the time of the Change in Control for which Performance Stock or Performance Units are outstanding shall end effective upon the occurrence of such Change in Control and all Participants granted such Awards shall be deemed to have earned in full such Participant's Target Performance award opportunity with respect to such Award for the Performance Period in question and (b) in connection with the foregoing the Committee (as constituted immediately prior to the Change in Control) may provide that each such Option, Stock Appreciation Right, Restricted Unit, Deferred Stock and/or vested Performance Unit shall be canceled in exchange for an amount equal to the product of (X)(I) in the case of Options and Stock Appreciation Rights, the excess, if any, of the product of the Change in Control Price over the exercise price for such Award, and (II) in the case of other such Awards, the Change in Control Price, multiplied by (Y) the aggregate number of Shares covered by such Award.

        9.2    Alternative Awards.    Notwithstanding Section 9.1, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award an "Alternative Award"), by a Participant's employer (or the parent or a Subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

          (i)    be based on stock that is traded on an established U.S. securities market, or that will be so traded within 60 days of the Change in Control;

          (ii)   provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

          (iii)  have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

          (iv)  have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated or constructively terminated, any conditions on a

  Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

        For this purpose, a constructive termination shall mean a termination by a Participant following (i) a material reduction in the Participant's base salary or a Participant's incentive compensation opportunity, (ii) a material reduction in the Participant's responsibilities or (iii) the relocation of the Participant's principal place of work to a location that is more than 50 miles from the Participant's principal place of work immediately prior to the Change in Control, in each case without the Participant's written consent.

        9.3    Termination of Employment Prior to Change in Control.    In the event that any Change in Control occurs as a result of any transaction described in subclause (iii) or (v) of the definition of such term, any Participant whose employment is terminated due to death or Disability or by the Company for any reason other than Cause on or after the date, if any, on which the stockholders of the Company approve such transaction, but prior to the consummation thereof, shall be treated, solely for purposes of this Plan (including, without limitation, this Article IX), as continuing in the Company's employment until the occurrence of such Change in Control, and to have been terminated immediately thereafter.

ARTICLE X

Stockholder Rights

        A Participant (or a Permitted Transferee) shall have no rights as a stockholder with respect to any Shares covered by an Award until he or she shall have become the holder of record of such Share(s), and no adjustments shall be made for dividends in cash or other property or distribution or other rights in respect to any such Shares, except as otherwise specifically provided for in this Plan.

ARTICLE XI

Forfeiture and Recoupment for Financial Reporting Misconduct.

        If within twelve months of the payment of any Award made under the Plan, the Company is required to prepare an accounting restatement due to material noncompliance by the Company with any financial reporting requirement under the securities laws, then the Participant, whether or not he engaged in any misconduct, shall forfeit and disgorge to the Company the payment of any Award or portion thereof that would not have been earned hereunder absent such materially non-complying financial reporting.

ARTICLE XII

Section 409A of the Code

        In connection with a Participant's termination of employment, the payment, settlement or exercisability of an Award held by a Participant who the Committee reasonably believes is a "specified employee" (within the meaning of Section 409A of the Code) shall not be made before the first business day that is six months and one day after the date of such Participant's termination of employment (or, if earlier, upon death) if the Committee reasonably believes an Award to be subject to Section 409A(a)(2)(B) of the Code. Notwithstanding anything to the contrary in the Plan, the Committee may in its absolute discretion alter or amend any of the provisions of this Plan if such alteration or amendment would be required to comply with Section 409A of the Code or any regulations promulgated thereunder.

ARTICLE XIII

Amendment, Modification, and Termination of Plan

        The Board or the Committee at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan, provided that no amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant. Unless earlier terminated, the Plan shall terminate on the tenth anniversary of the date it is approved by the Company's stockholders.

ARTICLE XIV

Definitions

        14.1    Certain Definitions.    Capitalized terms used herein without definition shall have the respective meanings set forth below:

        "Act" means the Securities Exchange Act of 1934, as amended.

        "Adjustment Event" means any stock dividend, stock split, share combination, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event affecting the Common Stock.

        "Affiliate" means, with respect to any person, any other person controlled by, controlling or under common control with such person.

        "Alternative Award" has the meaning given in Section 9.2.

        "Award" means any Option, Restricted Stock, Restricted Unit, Stock Appreciation Right, Performance Stock, Performance Unit, Deferred Share, or Supplemental Unit granted under the Plan or any combination thereof, including Awards combining two or more types of Awards in a single grant.

        "Board" means the Board of Directors of the Company.

        "Cause" means, unless otherwise provided in an Award, (i) the refusal or neglect of the Participant to perform substantially his or her employment related duties, (ii) the Participant's personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) the Participant's conviction of a crime constituting a felony (or a crime or offense of equivalent magnitude in any jurisdiction) or his or her willful violation of any other law, rule, or regulation (other than a traffic violation or other offense or violation outside of the course of employment which in no way adversely affects the Company or its reputation or the ability of the Participant to perform his or her employment related duties or to represent the Company) or (iv) the material breach by the Participant of any applicable written policy of the Company or any Subsidiary; provided that, with respect to any Participant who is party to an employment agreement with the Company or a Subsidiary, "Cause" shall have the meaning specified in such Participant's employment agreement. The determination as to whether "Cause" has occurred shall be made by the Committee, which shall have the authority to waive the consequences under the Plan of the existence or occurrence of any of the events, acts or omissions constituting "Cause."

        "Change in Control" means the first occurrence of any of the following events:

            (i)  the members of the Board (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board other than as a result of a proxy contest, or any agreement arising out of an actual or threatened proxy contest, shall be treated as an Incumbent Director;

           (ii)  the acquisition by any person, entity or "group" (as defined in Section 13(d) the Act), other than the Company, the Subsidiaries, any employee benefit plan of the Company or the Subsidiaries of 35% or more of the combined voting power of the Company's then outstanding voting securities;

          (iii)  the merger or consolidation of the Company, as a result of which persons who were stockholders of the Company immediately prior to such merger or consolidation, do not, immediately thereafter, own, directly or indirectly, more than 35% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company;

          (iv)  the liquidation or dissolution of the Company other than a liquidation into the Company or into any Subsidiary; and

           (v)  the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, Affiliates of the Company.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur (1) in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code and (2) upon the consummation of the merger contemplated to occur pursuant to the Agreement and Plan of Merger dated as of January 15, 2007 by and among Verizon Communications Inc., Northern New England Spinco Inc. and FairPoint Communications, Inc.

        "Change in Control Price" means the price per Share offered in conjunction with any transaction resulting in a Change in Control on a fully-diluted basis (as determined in good faith by the Committee as constituted before the Change in Control, if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of a Share on any of the 30 trading days immediately preceding the date on which a Change in Control occurs.

        "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

        "Committee" means the Compensation Committee of the Board, or when Section 162(m) of the Code or Rule 16b promulgated under the Act would require action to be taken by a committee of "outside directors" or "Non-Employee Directors," as the case may be, the "Committee" shall, if appropriate, be deemed to refer to a subcommittee of the Compensation Committee that consists of two or more members meeting such requirements, or the full Board in the absence of such a subcommittee.

        "Common Stock" means the common stock of the Company, par value $.01 per share.

        "Company" means FairPoint Communications, Inc., a Delaware corporation, and any successor thereto.

        "Deferral Agreement" has the meaning given in Section 8.1.

        "Deferred Amount" has the meaning given in Section 8.1.

        "Deferred Share" means the deferred share units that confer upon a Participant the right to receive Shares at the end of a specified deferral period as set forth in Article VIII.

        "Disability" means, unless otherwise provided in an Award, a Long Term disability within the meaning of the Long Term disability or other similar program then applicable to a Participant or, in the absence of any such program, as determined by the Committee; provided that with respect to any

Participant who is a party to an employment agreement with the Company or a Subsidiary, "Disability" shall have the meaning, if any, specified in such agreement.

        "Dividend Equivalents" means dividends paid by the Company with respect to Shares corresponding to Awards awarded under the Plan.

        "Employee" means any officer or employee, including a member of the Board, employed by the Company or a Subsidiary on a regular, full time basis, or any director of the Company or any Subsidiary.

        "Fair Market Value" means, as of any date of determination, the closing price of a Share on the New York Stock Exchange (or on such other recognized market or quotation system on which the trading prices of Common Stock are traded or quoted at the relevant time). In the event that there are no Common Stock transactions reported on such exchange or system on such date, Fair Market Value shall mean the closing price of a Share on the immediately preceding day on which Common Stock transactions were so reported.

        "ISOs" has the meaning given in Section 4.1.

        "Normal Retirement" means a termination of the Participant's employment after attaining age 60 and completing at least 10 years of service.

        "NSOs" has the meaning given in Section 4.1.

        "Option" means the right to purchase Common Stock at a stated price for a specified period of time.

        "Participant" means any Employee or prospective Employee of the Company designated by the Committee to receive an Award under the Plan.

        "Performance Criteria" has the meaning given in Section 7.2.

        "Performance Period" means the period, as determined by the Committee, during which the performance of the Company, any Subsidiary, any business unit and any individual is measured to determine whether and the extent to which the applicable performance measures have been achieved; provided, that the duration of any Performance Period shall be at least twelve months.

        "Performance Stock" shall mean an award of Common Stock that is forfeitable until the achievement of specified Performance Criteria as provided for in Section 7.1.

        "Performance Unit" shall mean a contractual right to receive Common Stock, or, at the discretion of the Committee, cash based on the Fair Market Value of Common Stock, made pursuant to Section 7.1 that is forfeitable by the Participant until the achievement of specified Performance Criteria or until otherwise determined by the Committee or in accordance with the terms of the Plan.

        "Period of Restriction" means the period during which a Restricted Stock or Restricted Unit is subject to forfeiture.

        "Permitted Transferees" has the meaning given in Section 15.1.

        "Plan" means this FairPoint Communications, Inc. 2008 Long Term Incentive Plan, as the same may be amended from time to time.

        "Qualifying Termination of Employment" means a termination of a Participant's employment with the Company or any of its Subsidiaries by reason of the Participant's Disability, early retirement with the consent of the Committee or Normal Retirement.

        "Restricted Stock" means an award of Common Stock made pursuant to Section 6.1 that is forfeitable by the Participant until the completion of a specified period of future service or until otherwise determined by the Committee or in accordance with the terms of the Plan.

        "Restricted Unit" means a contractual right to receive Common Stock, or, at the discretion of the Committee, cash based on the Fair Market Value of Common Stock, made pursuant to Section 6.1 that is forfeitable by the Participant until the completion of a specified period of future service or until otherwise determined by the Committee or in accordance with the terms of the Plan.

        "Share" means a share of Common Stock.

        "Stock Appreciation Right" means the right to receive a payment from the Company, in cash or Common Stock, in an amount to be determined under Article V of the Plan.

        "Subsidiary" means any corporation in which the Company owns, directly or indirectly, stock representing 50% or more of the voting power of all classes of stock entitled to vote and any other business organization, regardless of form, in which the Company possesses directly or indirectly 50% or more of the total combined equity interests in such organization.

        "Supplemental Unit" has the meaning given in Section 8.1.

        14.2    Gender and Number.    Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

ARTICLE XV

Miscellaneous Provisions

        15.1    Nontransferability of Awards.    No Award shall be assignable or transferable except by will or the laws of descent and distribution; provided that the Committee may permit (on such terms and conditions as it shall establish) a Participant to transfer an Award for no consideration to the Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests ("Permitted Transferees"). Except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant or, if applicable, his or her Permitted Transferee(s). The rights of a Permitted Transferee shall be limited to the rights conveyed to such Permitted Transferee, who shall be subject to and bound by the terms of the agreement or agreements between the Participant and the Company. Notwithstanding the foregoing, no ISO shall be assignable or transferable except by will or the laws of descent and distribution, and during a Participant's lifetime, shall be exercisable only by the Participant.

        15.2    Beneficiary Designation.    Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to or exercised by the Participant's surviving spouse, if any, or otherwise to or by his or her estate.

        15.3    No Guarantee of Employment or Participation.    Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor to confer upon any Participant any right to continue in the employ of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.

        15.4    Tax Withholding.    The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of any Award satisfied in the form of Shares, no Shares shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy any withholding tax obligations applicable with respect to such Award. Without limiting the generality of the foregoing, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender Shares (including Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld (but no greater amount).

        15.5    Compliance with Legal and Exchange Requirements.    The Plan, the granting and exercising of Awards thereunder, and any obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Shares are listed. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Shares under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Shares or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any such laws, rules, or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards. Neither the Company nor its directors or officers shall have any obligation or liability to a Participant with respect to any Award (or Shares issuable thereunder) that shall lapse because of such postponement.

        15.6    Indemnification.    Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

        15.7    Legend.    To the extent any stock certificate is issued to a Participant in respect of shares of Restricted Stock prior to the expiration of the Period of Restriction, such certificate shall be registered in the name of the Participant and shall bear such restrictive legend as the Committee determines appropriate. Upon the lapse of the Period of Restriction with respect to such Restricted Stock, the Company shall issue or have issued in exchange for those certificates previously issued new share certificates without such legend herein in respect of any Shares that have become vested.

        15.8    Effective Date.    The Plan shall be effective upon its approval by the Company's stockholders.

        15.9    No Limitation on Compensation.    Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

        15.10    Governing Law.    The Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to principles of conflict of laws which would require application of the law of another jurisdiction, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

        15.11    Severability; Blue Pencil.    In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.

        15.12    No Impact On Benefits.    Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant's right under any such plan, policy or program.

        15.13    No Constraint on Corporate Action.    Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (ii) to limit the right or power of the Company, or any Subsidiary to take any action which such entity deems to be necessary or appropriate.

        15.14    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

ANNEX B

FAIRPOINT COMMUNICATIONS, INC.

2008 ANNUAL INCENTIVE PLAN

FAIRPOINT COMMUNICATIONS, INC.
2008 ANNUAL INCENTIVE PLAN

ARTICLE I

Purposes

        FairPoint Communications, Inc. desires to adopt the FairPoint Communications, Inc. 2008 Annual Incentive Plan to provide annual incentive compensation to employees based on the performance of FairPoint Communications, Inc. consistent with the "performance-based compensation" requirements of Section 162(m) of the Code.

ARTICLE II

Powers of the Committee

        2.1    Power to Grant Awards.    The Committee shall determine the Participants to whom Awards shall be granted and the terms and conditions of any and all such Awards. The Committee may establish different terms and conditions for different Participants receiving the same type of Award and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

        2.2    Administration.    The Committee shall be responsible for the administration of the Plan, including, without limitation, determining which Participants receive Awards and the other terms and conditions of each such Award. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing, amending and rescinding such rules and regulations as it may deem necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the greatest extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon the Company and its Subsidiaries, all Participants and any person claiming under or through any Participant.

        2.3    Delegation by the Committee.    The Committee may delegate its authority under this Plan; provided that the Committee shall in no event delegate its authority with respect to the compensation of any "covered employee" (as determined under Section 162(m) of the Code and regulations thereunder) of the Company or any other individual whose compensation the Board or Committee reasonably believes may become subject to Section 162(m) of the Code.

        2.4    Participants Based Outside the United States.    The Committee, in order to conform with provisions of local laws and regulations in foreign countries in which the Company or its Subsidiaries operate, shall have sole discretion to (i) modify the terms and conditions of Awards granted to Participants employed outside the United States, (ii) establish subplans with modified exercise procedures and such other modifications as may be necessary or advisable under the circumstances presented by local laws and regulations, and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan or any subplan established hereunder.

ARTICLE III

Eligibility

        Awards may be granted to any Employee who is designated as a Participant from time to time by the Committee. The Committee shall determine which Employees shall be Participants, and the terms, conditions, and limitations applicable to each Award not inconsistent with the Plan. Designation by the

Committee as a Participant for an Award in one period shall not confer on a Participant the right to participate in the Plan for any other period.

ARTICLE IV

Incentive Awards

        4.1.    General.    The Committee shall have the authority to grant Awards to any Participant and to determine the other terms and conditions of such Awards. The Committee, at the time an Award is made, shall specify the terms and conditions which govern the Award, which terms and conditions shall prescribe that the Award shall be earned only upon, and to the extent that, Performance Criteria as described in Section 4.2 are satisfied within a designated time.

        4.2.    Performance Criteria.

          (a)   Within 90 days after each Performance Period begins (or such other date as may be required or permitted under Section 162(m) of the Code, if applicable), the Committee shall establish the performance objective or objectives for the applicable Performance Period that must be satisfied in order for an Award to be vested and payable (the "Performance Criteria"). Any such Performance Criteria will be based upon the relative or comparative achievement of one or more of the following criteria, or such other criteria, as may be determined by the Committee: (i) revenue growth; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings before interest, taxes and amortization; (iv) operating income; (v) pre- or after-tax income; (vi) cash flow; (vii) cash flow per share; (viii) net earnings; (ix) earnings per share; (x) return on equity; (xi) return on invested capital; (xii) return on assets; (xiii) economic value added (or an equivalent metric); (xiv) share price performance; (xv) total stockholder return; (xvi) improvement in or attainment of expense levels; (xvii) improvement in or attainment of working capital levels; or (xviii) debt reduction. Any of the Performance Criteria set forth above may measure performance on a Company-wide basis or with respect to one or more business units, divisions or Subsidiaries, and either in absolute terms, relative to the performance of one or more similarly situated companies, relative to the performance of an index covering a peer group of companies, or other external measures of the selected performance criteria. Any Performance Criteria may measure performance on an individual basis, as appropriate.

          (b)   When establishing Performance Criteria for the applicable Performance Period, the Committee may exclude any or all "extraordinary items" as determined under U.S. generally acceptable accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or nonrecurring items, and the cumulative effects of accounting changes, and as identified in the Company's financial statements, notes to the Company's financial statements or management's discussion and analysis of financial condition and results of operations contained in the Company's most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act.

          (c)   The Performance Criteria related to an Award shall be achieved upon the determination by the Committee that the objective or objectives for the applicable Performance Period have been attained, in whole or in part. The Committee may provide at the time of grant that in the event the objective or objectives are attained in part, a specified portion (which may be zero) of the Award will vest and become payable and the remaining portion shall be forfeited. The Committee shall have the right to reduce or eliminate the portion of an Award that might otherwise vest and become payable hereunder based on individual performance or any other factors that the Committee, in its discretion, shall deem appropriate.

        4.3    Termination of Employment.    Unless otherwise determined by the Committee at or after the date of grant and except as provided in Article V, in the event that a Participant's employment is terminated by the Company without Cause or by reason of a Qualifying Termination of Employment during the Performance Period, any Award shall become vested and payable at the end of the Performance Period as to that amount that is equal to that percentage, if any, of such Award that would have been earned had the Participant's employment not so terminated prior to the expiration of the Performance Period times a fraction, the numerator of which is the number of days employed during the Performance Period and the denominator of which is the total number of days during the Performance Period. Unless otherwise determined by the Committee at or after the date of grant, in the event that a Participant's employment terminates because of death during the Performance Period, any Award shall become vested and payable at the end of the Performance Period as to that amount that is equal to that percentage, if any, of such Award that would have been earned had the Participant's employment not so terminated prior to the expiration of the Performance Period. Unless otherwise determined by the Committee at or after the date of grant, in the event a Participant's employment is terminated for any reason other than by the Company without Cause, death or a Qualifying Termination of Employment during the Performance Period, any Award by such Participant shall be forfeited and cancelled as of the date of such termination of employment.

        4.4    Payment of Awards.    Awards shall be paid to Participants in a single lump sum in cash at a time determined by the Committee, but in no event later than two and one-half months after the end of the fiscal year in which the Performance Period ends. In no event shall a Participant receive an Award payment in any fiscal year that exceeds the lesser of (i) $2,500,000 or (ii) 300% of the Employee's base salary (prior to any salary reduction or deferral elections) as of the date of grant of the Award.

ARTICLE V

Forfeiture and Recoupment for Financial Reporting Misconduct

        If within twelve months of the payment of any Award made under the Plan, the Company is required to prepare an accounting restatement due to material noncompliance by the Company with any financial reporting requirement under the securities laws, then the Participant, whether or not he engaged in any misconduct, shall forfeit and disgorge to the Company the payment of any Award or portion thereof that would not have been earned hereunder absent such materially non-complying financial reporting.

ARTICLE VI

Section 409A of the Code

        In connection with a Participant's termination of employment, the payment, settlement or exercisability of an Award held by a Participant who the Committee reasonably believes is a "specified employee" (within the meaning of Section 409A of the Code) shall not be made before the first business day that is six months and one day after the date of such Participant's termination of employment (or, if earlier, upon death) if the Committee reasonably believes an Award to be subject to Section 409A(a)(2)(B) of the Code. Notwithstanding anything to the contrary in the Plan, the Committee may in its absolute discretion alter or amend any of the provisions of this Plan if such alteration or amendment would be required to comply with Section 409A of the Code or any regulations promulgated thereunder.

ARTICLE VII

Amendment, Modification, and Termination of Plan

        The Board or the Committee at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan, provided that no amendment, modification, or termination of the

Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant. Unless earlier terminated, the Plan shall terminate on the tenth anniversary of the date it is approved by the Company's stockholders.

ARTICLE VIII

Definitions

        8.1    Certain Definitions.    Capitalized terms used herein without definition shall have the respective meanings set forth below:

        "Act" means the Securities Exchange Act of 1934, as amended.

        "Award" means an incentive award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive a cash payment from the Company or a Subsidiary pursuant to Article IV.

        "Board" means the Board of Directors of the Company.

        "Cause" means, unless otherwise provided in an Award, (i) the refusal or neglect of the Participant to perform substantially all of his or her employment-related duties, (ii) the Participant's personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) the Participant's conviction of a crime constituting a felony (or a crime or offense of equivalent magnitude in any jurisdiction) or his or her willful violation of any other law, rule, or regulation (other than a traffic violation or other offense or violation outside of the course of employment which in no way adversely affects the Company or its reputation or the ability of the Participant to perform his or her employment related duties or to represent the Company) or (iv) the material breach by the Participant of any applicable written policy of the Company or any Subsidiary; provided that, with respect to any Participant who is a party to an employment agreement with the Company or a Subsidiary, "Cause" shall have the meaning specified in such Participant's employment agreement. The determination as to whether "Cause" has occurred shall be made by the Committee, which shall have the authority to waive the consequences under the Plan of the existence or occurrence of any of the events, acts or omissions constituting "Cause."

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute, and applicable regulations.

        "Committee" means the Compensation Committee of the Board, or when Section 162(m) of the Code or Rule 16b promulgated under the Act would require action to be taken by a committee of "outside directors" or "Non-Employee Directors," as the case may be, the "Committee" shall, if appropriate, be deemed to refer to a subcommittee of the Compensation Committee that consists of two or more members meeting such requirements, or the full Board in the absence of such a subcommittee.

        "Company" means FairPoint Communications, Inc., a Delaware corporation, and any successor thereto.

        "Disability" means, unless otherwise provided in an Award, a long term disability within the meaning of the long term disability or other similar program then applicable to a Participant or, in the absence of any such program, as determined by the Committee; provided that with respect to any Participant who is a party to an employment agreement with the Company or a Subsidiary, "Disability" shall have the meaning, if any, specified in such agreement.

        "Employee" means any officer or employee, including a member of the Board, employed by the Company or a Subsidiary on a regular, full time basis.

        "Normal Retirement" means a termination of the Participant's employment after attaining age 60 and completing at least 10 years of service.

        "Participant" means any Employee or prospective Employee designated by the Committee to receive an Award under the Plan.

        "Performance Criteria" has the meaning given in Section 4.2.

        "Performance Period" means the period, as determined by the Committee, during which the performance of the Company, any Subsidiary, any business unit and any individual is measured to determine whether and the extent to which the applicable performance measures have been achieved; provided, that the duration of any Performance Period shall be at least twelve months.

        "Plan" means the FairPoint Communications, Inc. 2008 Annual Incentive Plan, as set forth herein and as amended from time to time.

        "Qualifying Termination of Employment" means a termination of a Participant's employment with the Company or any of its Subsidiaries by reason of the Participant's Disability, early retirement with the consent of the Committee or Normal Retirement.

        "Subsidiary" means any corporation in which the Company owns, directly or indirectly, stock representing 50% or more of the voting power of all classes of stock entitled to vote and any other business organization, regardless of form, in which the Company possesses directly or indirectly 50% or more of the total combined equity interests in such organization.

        8.2    Gender and Number.    Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

ARTICLE IX

Miscellaneous Provisions

        9.1    Nontransferability of Awards.    No Award shall be assignable or transferable except by will or the laws of descent and distribution. Except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant.

        9.2    Beneficiary Designation.    Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to or exercised by the Participant's surviving spouse, if any, or otherwise to or by his or her estate.

        9.3    No Guarantee of Employment or Participation.    Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor to confer upon any Participant any right to continue in the employ of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.

        9.4    Tax Withholding.    The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan.

        9.5    Indemnification.    Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

        9.6    Effective Date.    The Plan shall be effective upon its approval by the Company's stockholders.

        9.7    No Limitation on Compensation.    Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

        9.8    Governing Law.    The Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to principles of conflict of laws which would require application of the law of another jurisdiction, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

        9.9    Severability; Blue Pencil.    In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.

        9.10    No Impact On Benefits.    Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant's right under any such plan, policy or program.

        9.11    No Constraint on Corporate Action.    Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (ii) to limit the right or power of the Company or any Subsidiary to take any action which such entity deems to be necessary or appropriate.

        9.12    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

FairPoint Communications, Inc.

Please
Mark Here for
Address
Change or
Comments
SEE REVERSE SIDE

The board of directors recommends that you vote FOR each of the following proposals:

1. To elect three (3) directors to the board of directors to serve as class III directors whose term will expire in 2011. The following persons have been nominated:

		FOR	WITHHOLD	ALL
Nominees:		ALL	FOR ALL	EXCEPT
1)	Claude C. Lilly	☐	☐	☐
2)	Robert S. Lilien
3)	Thomas F. Gilbane, Jr.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

*Exceptions

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To approve the FairPoint Communications, Inc. 2008 Long Term Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	To approve the FairPoint Communications, Inc. 2008 Annual Incentive Plan.	☐	☐	☐

Signature	Signature	Date

Please date and sign above exactly as your name or names appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign using full corporate name by president or authorized officer. If a partnership, please sign using partnership name by authorized person.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET
http://www.eproxy.com/frp

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-580-9477

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

You can view the Annual Report and Proxy Statement

on the Internet at http://bnymellon.mobular.net/bnymellon/frp

PROXY
SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2008

The undersigned, as a holder of common stock, par value $.01 per share, of FairPoint Communications, Inc., a Delaware corporation, hereby appoints Peter G. Nixon and John P. Crowley, and each of them, with full power of substitution, as proxies to vote all shares of common stock which the undersigned is entitled to vote through the execution of a proxy with respect to the 2008 annual meeting of stockholders to be held at the Hilton Charlotte Center City, 222 East 3rd Street, Charlotte, North Carolina 28202, on June 18, 2008 at 9:00 a.m., EDT, or any adjournment or postponement thereof, and authorizes and instructs said proxies to vote in the manner directed on reverse.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

FAIRPOINT COMMUNICATIONS, INC.

521 East Morehead Street, Suite 250
Charlotte, North Carolina 28202
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on June 18, 2008

DEAR STOCKHOLDER:

You are cordially invited to attend the annual meeting of stockholders of FairPoint Communications, Inc., a Delaware corporation, which will be held at the Hilton Charlotte Center City, 222 East 3rd Street, Charlotte, North Carolina 28202, on Wednesday, June 18, 2008, at 9:00 a.m., EDT, for the following purposes:

1. To elect three directors to the board of directors to serve as class III directors whose term will expire in 2011. The following persons have been nominated:

•                  Claude C. Lilly

•                  Robert S. Lilien

•                  Thomas F. Gilbane, Jr.;

2.               To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008;

3.               To approve the FairPoint Communications, Inc. 2008 Long Term Incentive Plan;

4.               To approve the FairPoint Communications, Inc. 2008 Annual Incentive Plan; and

5.               To transact any other business properly brought before the meeting or any adjournment or postponement of the meeting.

The board of directors recommends that you vote FOR ALL of the above referenced proposals.

You can vote your shares of common stock if our records show that you were the owner of the shares as of the close of business on April 25, 2008, the record date for the annual meeting.

Whether or not you plan to attend, please complete a proxy promptly—by Internet, telephone or mail, as instructed on this proxy card—so that your shares may be represented and voted at the annual meeting.

By Order of the Board of Directors,

Shirley J. Linn
Executive Vice President, General Counsel and Secretary

April 28, 2008

QuickLinks

FAIRPOINT COMMUNICATIONS, INC. 521 East Morehead Street, Suite 250 Charlotte, North Carolina 28202
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on June 18, 2008
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3: APPROVAL OF THE FAIRPOINT COMMUNICATIONS, INC. 2008 LONG TERM INCENTIVE PLAN
PROPOSAL 4: APPROVAL OF THE FAIRPOINT COMMUNICATIONS, INC. 2008 ANNUAL INCENTIVE PLAN
STOCKHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT
ANNUAL REPORT
OTHER BUSINESS
ANNEX A
FAIRPOINT COMMUNICATIONS, INC.
2008 LONG TERM INCENTIVE PLAN

FAIRPOINT COMMUNICATIONS, INC. 2008 LONG TERM INCENTIVE PLAN
ARTICLE I Purposes
ARTICLE II Powers of the Committee
ARTICLE III Stock Subject to Plan
ARTICLE IV Stock Options
ARTICLE V Stock Appreciation Rights
ARTICLE VI Restricted Stock and Restricted Units
ARTICLE VII Performance Awards
ARTICLE VIII Deferred Shares
ARTICLE IX Change in Control
ARTICLE X Stockholder Rights
ARTICLE XI Forfeiture and Recoupment for Financial Reporting Misconduct.
ARTICLE XII Section 409A of the Code
ARTICLE XIII Amendment, Modification, and Termination of Plan
ARTICLE XIV Definitions
ARTICLE XV Miscellaneous Provisions
ANNEX B
FAIRPOINT COMMUNICATIONS, INC.
2008 ANNUAL INCENTIVE PLAN

FAIRPOINT COMMUNICATIONS, INC. 2008 ANNUAL INCENTIVE PLAN
ARTICLE I
ARTICLE II
ARTICLE III
ARTICLE IV
ARTICLE V
ARTICLE VI
ARTICLE VII
ARTICLE VIII
ARTICLE IX